As filed with the Securities and Exchange Commission on July 16, 2025

Securities Act File No. 333-285869

Investment Company Act File No. 811-24064

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement
Under
the Securities Act of 1933	☒

Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and/or

Registration Statement
Under
the Investment Company Act of 1940	☒

Amendment No. 3	☒

TPG PRIVATE MARKETS FUND

(Exact name of Registrant as specified in Charter)

60 East 42nd Street

26th Floor

New York, NY 10165

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 994-7400

Nick Veronis

iCapital Fund Advisors LLC

60 East 42nd Street

26th Floor

New York, NY 10165

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Alexander C. Karampatsos, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

☐	immediately upon filing pursuant to paragraph (b) of Rule 486

☐	on (date) pursuant to paragraph (b) of Rule 486

☐	60 days after filing pursuant to paragraph (a) of Rule 486

☐	on (date) pursuant to paragraph (a) of Rule 486

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated July 16, 2025

TPG PRIVATE MARKETS FUND

PROSPECTUS

[ ], 2025

Class A Shares

Class I Shares

Class F Shares

60 East 42nd Street
26th Floor
New York, NY 10165

Investment Objective. TPG Private Markets Fund (the “Fund”) is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares (as defined below), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary —Risk Factors” beginning on page 6 and in “Types of Investments and Related Risks” beginning on page 21.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Class A Share	Per Class I Share	Per Class F Share	Total
Public Offering Price	At current net asset value	At current net asset value	At current net asset value	$1,500,000,000
Sales Load(1) as a percentage of purchase amount	3.50%	N/A	N/A	$52,500,000
Proceeds to the Fund(2)	Current net asset value minus sales load	Current net asset value	Current net asset value	$1,447,500,000

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $10,000, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares (as defined herein) may be charged a sales load of up to 3.50% of the investment amount. The table assumes the maximum sales load is charged.

(2)	The Fund is offering on a subscription basis up to $1.5 billion of Shares. Assumes that the maximum aggregate offering amount currently registered is sold in the continuous offering and the maximum sales load charged on Class A Shares is charged on all sales. Shares will be offered in a continuous offering at the Fund’s then current net asset value (“NAV”), as described herein. The Fund’s estimated organizational and initial offering expenses are $592,816. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Purchases of Shares.” Prior to the receipt and acceptance of the Investor Application (as defined below), an investor’s funds will be held in escrow. If monthly closings are suspended, the Fund will return any uninvested funds held in escrow to investors.

The Fund is offering three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and Class F (“Class F Shares”) on a continuous basis at the NAV per Share plus any applicable sales loads.

iCapital Markets LLC (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of iCapital Fund Advisors LLC, the Fund’s investment adviser (the “Adviser”), that have agreed to participate in the distribution of the Shares. Investments in Class A Shares may be subject to a sales load of up to 3.50% of the investment amount. The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive all or a portion of the sales load for certain Class A investors. See “Plan of Distribution.” The minimum initial investment is $10,000, which may be reduced for certain investors. See “Purchases of Shares.”

Investment Portfolio. The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to private equity investment interests of any type (“Investment Interests”) sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”) and Angelo, Gordon & Co., L.P. and their controlled funds, general partners and management companies and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”). However, the Fund may at any time determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, TPG and to mandates and asset classes not representative of private equity. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks.” Shares will not be listed on any national securities exchange. Liquidity will be provided by the Fund only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases of Shares.”

Management Fee. The Fund pays the Adviser a monthly fee of 0.0291% (0.35% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). See “Management Fee.” The Management Fee is separate from the asset-based fees and incentive fees in respect of the Investment Interests paid to TPG or other private equity managers and indirectly borne by Shareholders (as defined herein).

Investment Minimums and Eligibility. The minimum initial investment in the Fund by any investor is $10,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). The Distributor and/or any Selling Agent may impose eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent. Class F Shares are only available to investors who purchase Class F Shares through a registered investment adviser (“RIA”) that (i) has committed $1 billion or greater in assets to the Fund and (ii) has entered into a special arrangement with the Distributor. The Distributor and/or any such RIA may also impose eligibility requirements for investors who purchase Class F Shares from the Distributor through such RIA.

Investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Other Risks” beginning on page 28 to read about the risks you should consider before buying the Shares, including the risk of leverage.

●	The Shares will not be publicly traded and you should not expect to be able to sell your Shares regardless of how we perform.

●	The Shares are not currently listed on any securities exchange, and we do not expect a secondary market in the Shares to develop in the foreseeable future, if ever.

●	No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Trustees (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. No assurances can be given that the Fund will engage in a share repurchase in any given quarter and, in any case, repurchases will not begin until one year after the Fund has commenced operations. See “Repurchases of Shares.”

●	An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Repurchases of Shares.” Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

●	Because you will be unable to sell your Shares through a securities exchange, you will be unable to reduce your exposure on any market downturn.

●	A portion or all of any distribution paid by the Fund may consist of a return of capital.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to Shareholders through distributions will be distributed after the accrual of fees and expenses.

ii

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●

Shareholders will bear substantial indirect fees and expenses in connection with their investment in the Fund. Private equity investments involve a high degree of business and financial risk that can result in substantial losses, and the Fund should be considered a complex investment that entails substantial risk. A prospective investor should invest in the Fund only if the investor can sustain a sustain a substantial or complete loss of their investment.

●	An investor in Class A Shares will pay a sales load of up to 3.50% and is expected to pay offering expenses in the amount of 0.12% on the amount it invests. If you pay the maximum aggregate 3.50% for sales load and the expected offering expenses, you must experience a total return on your net investment of 3.76% in order to recover these expenses.

●	Leverage may be used up to the regulatory limit to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments). See “Leverage” on page 8 and “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund” on page 22.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], 2025, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing to the Fund at c/o iCapital Fund Advisors LLC, 60 East 42nd Street, New York, New York 10165 or by calling (212) 994-7400. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Fund is relying on exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

The Shareholder Reports will be made available on the Fund’s website, (www.idirectinvestments.com) and on the SEC’s website (http://www.sec.gov).

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

iCapital Markets LLC

iii

TABLE OF CONTENTS

PROSPECTUS SUMMARY

THE FUND

TPG Private Markets Fund (the “Fund”) is a newly formed Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and Class F (“Class F Shares”).

Class A Shares, Class I Shares and Class F Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

INVESTMENT PROGRAM

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board without Shareholder approval.

The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to private equity investment interests of any type (“Investment Interests”) sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”) and Angelo, Gordon & Co., L.P. and their controlled funds, general partners and management companies and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”). Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before the Fund makes any change to this policy.

The Fund may at any time determine not to allocate its assets to TPG and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, TPG and to mandates and asset classes not representative of private equity.

The Fund intends to invest at least 80% of its total assets (measured at the time of purchase) in direct access investments (“Direct Access Investments”). This policy is an investment guideline and may change without notice to shareholders. Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds. Buyout investors (either alone or through a financial consortium) usually focus on acquiring controlling equity interests in small-, mid- or large-capitalization companies, which are cash flow positive; such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.  The use of debt financing, or leverage, is prevalent in buyout transactions - particularly in the large-capitalization segment. Growth equity typically involves investments in established companies with strong growth characteristics and relatively low levels of financial leverage. Companies typically raise growth equity to accelerate organic initiatives and to execute add-on acquisitions.

The Fund’s investment adviser is iCapital Fund Advisors LLC (the “Adviser”). The Adviser believes that the Fund’s investment program will offer exposure to private equity investments for investors who have not previously had broad access to Investment Interests sponsored or managed by TPG. The Adviser will allocate to Investment Interests that focus on buyout and growth equity investment styles across multiple geographic regions including North America, Asia and Europe. The investment program’s use of Direct Access Investments is intended to allow the Fund to achieve broad investment exposure and efficient capital deployment.

The Fund’s structure is intended to alleviate or mitigate a number of the investor burdens typically associated with private equity fund investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting high investment minimums and receiving tax reporting on potentially delayed Schedule K-1s.

TPG and TPG Private Equity Overview

TPG Inc. is a leading global alternative asset manager with $246 billion in assets under management as of December 31, 2024, and over three decades investing and building businesses in the most dynamic sectors of the global economy. Founded in 1992 in the San Francisco Bay area, TPG is built on family office origins and an entrepreneurial heritage, which have resulted in an affinity for innovation and a distinctive culture of openness and collaboration. TPG seeks to consistently deliver attractive risk-adjusted returns by investing and building businesses in the most dynamic sectors of the global economy.

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Private equity is a core part of TPG’s heritage and today remains its largest asset class. TPG’s private equity investment approach, developed over TPG private equity’s 32-year history, is built on insight and engagement. TPG seeks to invest behind high quality companies benefitting from secular growth trends and drive further growth through strategic and operational improvement. TPG’s teams have invested together over multiple decades with a strategic orientation towards several core sectors including Healthcare, Technology, Consumer, Business Services, and Climate, which it believes benefit from strong macroeconomic tailwinds. TPG believes this specialization and expertise within sectors allow it to derive compelling insights that drive the identification of high conviction investing ideas and themes, and result in creative and often proprietary investment opportunities. TPG is a highly engaged, hands-on investor, and aims to drive business improvement and accelerate growth in its portfolio companies by leveraging its deep sector expertise and team of operational professionals. TPG believes its targeted focus on attractive, growing industries, combined with its ability to transform companies through active engagement and operational improvement, enable it to select quality assets and drive value creation regardless of economic backdrop and across market cycles.

TPG manages a diversified array of investment products encompassing a broad spectrum of alternative assets including private equity, credit, and real assets. As of September 30, 2024, TPG employed over 1,800 people, including more than 650 investment and operations professionals across 34 offices, which provides it with a substantial global reach and network. TPG manages a portfolio of approximately 300 active portfolio companies, 300 real estate properties, and 5,000 credit positions across more than 30 countries.

TPG is not a sponsor, promoter, adviser or affiliate of the Fund. There is no agreement or understanding between TPG and the Fund or the Adviser regarding the Fund or its investment program. The Fund expects that TPG will provide information to the Fund of the type and scope (and with the same frequency) that TPG customarily provides to other institutional investors. In addition, TPG will not guarantee investment opportunities for the Fund, nor will it provide investment recommendations or investment advice to the Fund or the Adviser regarding investment opportunities.

There is no guarantee that the Fund will receive the same terms as TPG, its affiliates and its other clients if they participate in the same opportunities. Past performance of Investment Interests sponsored or managed by TPG is not indicative of future results of those Investment Interests.

Information presented herein with respect to TPG has been derived from public filings made by TPG with the SEC.

The Fund

The minimum investment in the Fund is $10,000. Shares will be sold to investors (“Shareholders”). The Fund will pay, and Shareholders will bear, a Management Fee (as defined below) charged by the Adviser. Shareholders will also be indirectly subject to asset-based fees and incentive fees in respect of the Investment Interests paid to TPG or any other private equity manager (an “Other Manager”, each an “Investment Manager”) and indirectly borne by Fund shareholders.

Each underlying Investment Interest is, or will be, managed by an Investment Manager under the direction of their portfolio managers or investment teams. Investment Interests may be domiciled in U.S. or non-U.S. jurisdictions and may be held within broader private investment vehicles.

Private equity generally refers to privately negotiated equity investments made in non-public companies.

Private equity firms typically seek to invest in quality operating companies at attractive valuations and use strategic and operational expertise to enhance value and improve performance.

Buyout investors (either alone or through a financial consortium) usually focus on acquiring controlling equity interests in small-, mid- or large-capitalization companies, which are cash flow positive; such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.  The use of debt financing, or leverage, is prevalent in buyout transactions - particularly in the large-capitalization segment. Growth equity typically involves investments in established companies with strong growth characteristics and relatively low levels of financial leverage. Companies typically raise growth equity to accelerate organic initiatives and to execute add-on acquisitions.

Types of Investment Interests

Direct Access Investments

Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds. The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of each Direct Access Investment. The Fund intends to invest in Direct Access Investments through special purpose private vehicles managed by TPG. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access Investment.

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The Fund may invest in one or more wholly owned special purpose vehicles (each, a “Controlled SPV” and collectively, the “Controlled SPVs”). The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any Controlled SPV. The Fund and any Controlled SPV will comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.

Other Types of Investment Interests

Co-investments. Co-investments represent interests in operating companies alongside new investments by private equity firms. These investments are structured such that the co-investors are passive. Co-investments are typically funded upfront, with little or no unfunded commitment, which can potentially reduce the impact of cash drag on the Fund. The Fund accesses co-investments through both Direct Access Investments alongside TPG and through syndications.

In a Direct Access co-investment, the Adviser will have discretion over the selection and sizing (subject to an investment cap) of each Direct Access co-investment offered by TPG. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access co-investment. In contrast, syndicated co-investments are typically only available on a fraction of an Investment Manager’s investments. These situations generally arise when an Investment Manager seeks to manage its concentration in a given deal by syndicating a portion of the equity to co-investors.

Secondary investments. Secondary investments, or “secondaries”, represent interests in operating companies or funds managed by private equity firms. Secondaries provide buyers with the opportunity to deploy capital more quickly than through primaries, which can potentially reduce the impact of cash drag on the Fund. Broadly speaking, the secondary market can be bifurcated into general partner (“GP”)-led and limited partner (“LP”)-led secondary investments.

The GP-led segment has been experiencing rapid growth. Well-established, blue-chip private equity firms are increasingly utilizing the secondary market to hold onto attractive assets longer, while also offering liquidity to existing investors in a timely manner. This development is providing private equity firms with an increasingly reliable alternative exit option for their underlying investments, aside from a sale or IPO, that allows continued participation in the value creation of assets that they already know well.

The LP-led segment typically involves an investor selling its interest in a fund(s). The buyers pay a negotiated purchase price and agree to take on any unfunded obligations in exchange for future distributions. If acquired at a discount, such transactions may generate unrealized gains when the Fund calculates its next monthly net asset value. Because LP-led secondary investments typically occur after an existing fund has deployed capital into multiple operating companies, these transactions are viewed as more mature than primary investments with shorter hold periods. There can be no assurance that any or all LP-led secondary investments made by the Fund will exhibit this pattern of investment returns, and the realization of investment gains is dependent upon the performance and disposition of each underlying investment.

The market for secondary investments may be limited, which may affect the Fund’s ability to sell certain of its assets in the secondary market. Secondary investments may be heavily negotiated and may incur additional transactions costs for the Fund.

Primary Investments. Primary investments, or “primaries”, represent interests in new funds being raised by an Investment Manager. A primary investment is made during the fundraising period in the form of a capital commitment, which is then periodically called by the fund to finance underlying investments in operating companies during a predefined period. A fund’s capital account will typically exhibit a “J curve,” undergoing a modest decline in the early portion of its lifecycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its lifecycle as underlying investments mature and are eventually realized. There can be no assurance that a primary investment made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. A primary investment typically has a period before full liquidation from ten to twelve years, while underlying investments generally have a period from three to seven years.

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Investment Strategies

The principal elements of the Adviser’s investment strategies include: (i) allocating the assets of the Fund to TPG private equity Investment Interests; (ii) seeking to manage the Fund’s invested level and liquidity; (iii) seeking to secure access to other Investment Interests that the Adviser believes offer attractive value; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

Asset Allocation. The Adviser seeks to diversify the Fund’s assets across investment styles, geographic regions and lifecycles through Direct Access Investments. The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to Investment Interests sponsored or managed by TPG. A portion of the Fund’s assets may be allocated to Investment Interests which are not sponsored or advised by TPG.

By allocating to Investment Interests sponsored or managed by TPG, the Fund seeks to benefit from the strong performance track record, investment expertise, risk management systems, valuation protocols, operational programs, personnel, accounting practices and compliance program of TPG, which may not be available to the same extent if the Fund were, instead, to allocate its assets to Investment Interests sponsored or managed by Other Managers.

Direct Access Investments. The Adviser and its investment personnel use a range of resources to identify promising investment opportunities presented to the Fund. Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds.  The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of each Direct Access Investment. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access Investment.

The due diligence process includes a qualitative and quantitative evaluation, and risk reward analysis in the context of the Fund’s objectives and constraints. The due diligence process is led by at least one portfolio manager who is supported by a deal team. When a new Direct Access investment opportunity materializes, the deal team conducts a review of the applicable investment materials, as well as a risk-reward analysis in the context of the Fund’s objectives and constraints. If the deal team decides to recommend an investment opportunity for inclusion in the portfolio, and the portfolio managers believe the opportunity is appropriate for the Fund and well-positioned to outperform on a risk-adjusted basis, sizing determinations are made in respect of such investment.

Investment Interests. By investing in the Fund, Shareholders will have exposure to Investment Interests that are generally unavailable to the investing public due to resource requirements and high investment minimums.

The Fund expects TPG to provide information to the Fund of the type and scope (and with the same frequency) that TPG customarily provides to other co-investors, which includes a range of data points that varies on a deal-by-deal basis.

Deployment Strategy. The Adviser intends to deploy the Fund’s assets in such a manner so as to minimize the “cash drag” on the Fund’s returns as compared to its invested capital. Cash drag refers to the opportunity cost of a fund holding a portion of its assets in cash and cash equivalents to meet unfunded obligations, take advantage of future investment opportunities, or provide potential liquidity to shareholders. The Adviser intends to manage the Fund’s deployment strategy with a view towards balancing liquidity while maintaining a high invested level. The Fund will retain cash and cash equivalents, or have credit available via a credit facility (as discussed below), in sufficient amounts to satisfy capital calls from Investment Interests.

The deployment strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible by allocating assets based on anticipated future distributions from existing underlying investments made prior to the implementation of the Direct Access Investment. The deployment strategy will also take into account anticipated Fund-level cash flows, such as those relating to new subscriptions, the tender of Shares by Shareholders, and any distributions made to Shareholders that are not reinvested. To forecast underlying cash flows, the Adviser will utilize a proprietary model that incorporates historical data, actual observations, insights from TPG and projections made by the Adviser.

Risk Management. The long-term nature of private equity investments requires ongoing risk management. The Adviser will seek to maintain close contact with TPG and to monitor the performance of Investment Interests and underlying investments that are material positions in the Fund. In particular, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with TPG and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior personnel of TPG and changes in policies; however, the Adviser does not limit investments to Investment Interests that agree to provide such information.

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The Adviser will seek to use a range of techniques to reduce the risk associated with the deployment strategy. These techniques may include, without limitation:

●	Diversifying investments across styles, geographic regions and lifecycles;

●	Actively managing cash and liquid assets;

●	Seeking to establish credit lines to provide additional liquidity, consistent with the limitations and requirements of the 1940 Act; and

●	Modeling and actively monitoring both Fund-level and underlying cash flows.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. The liquid assets are intended to provide an investment return in order to mitigate “cash drag” while supporting the Fund’s investment activities and potential tender of Fund shares. Liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities. The Fund intends to invest approximately 10% of its total assets in more liquid securities, including cash and cash equivalents, affiliated or unaffiliated money market funds, and high quality fixed income securities, for cash management purposes.

The Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness at that time may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Adviser may from time to time (i) seek the consent of one or more Investment Managers to sell certain of the Fund’s Investment Interests or (ii) sell other Fund assets to take advantage of market conditions or to enhance the liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders.

Generally, the Adviser will seek to allocate no more than 25% of the Fund’s total assets, measured at the time of investment, in any one Investment Interest. The Adviser may allocate the Fund’s assets to Investment Interests that engage in investment styles other than those described in this prospectus.

The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. However, the Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code). With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to “look through” to the income, assets and investments held by the Fund and by certain Investment Interests.

The Investment Interests are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes. The Fund has no obligation, and does not intend, to enter into any hedging transactions.

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RISK FACTORS	An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Other risks include:

●	The Fund expects to allocate a substantial portion of its assets to Investment Interests managed or sponsored by TPG, and therefore may be less diversified, and more subject to concentration risk and/or investment manager - specific risk, than other private equity fund of funds. If the Fund determines that its focus on TPG Investment Interests is no longer appropriate or desirable, the Fund would allocate its assets to other Investment Interests which may expose the Fund to other risks or make it more difficult for the Fund to achieve its investment objective.

●	TPG’s personnel have no role in the Adviser’s investment process.

●	Although the Adviser will recommend to the Board of Trustees (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

●	The Fund’s performance depends upon the performance of the Investment Managers and selected styles, the adherence by such Investment Managers to such selected styles, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and styles and effectively allocate Fund assets among them.

●	The Fund’s investment portfolio will consist of Investment Interests which hold securities issued mainly by privately held companies, and operating results for a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

●	The securities in which an Investment Manager may invest may be among the most junior in an operating company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect such investments.

●	Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund will have to pay interest on its borrowings, which may reduce the Fund’s current income.

●	An Investment Manager’s underlying investments, depending upon its style, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk, as adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair the ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market.

●	Shareholders will effectively bear two layers of expenses: expenses of the Fund and indirect expenses of the Investment Interests.

●	Fund Shareholders will have no right to receive information about the Investment Interests or Investment Managers, and will have no recourse against Investment Interests or the Investment Managers.

●	The Fund and its Investment Interests are subject to risks associated with legal and regulatory changes applicable to the private equity industry.

●	The Fund intends to qualify as a RIC under the Code, but may be subject to substantial tax liabilities if it fails to so qualify.

●	The Fund is a newly organized, non-diversified, closed-end investment company with no operating history.

●	The Fund may allocate substantially all of its assets to Investment Interests that follow a particular type of style, which may expose the Fund to the risks of that style.

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●	To the extent that the Fund does not receive timely valuation information from the Investment Managers of its Investment Interests, the Fund’s ability to accurately calculate its net asset value may be impaired. The Investment Managers generally provide estimated valuations on a monthly basis. The Fund also provides valuations, and issues Shares, on a monthly basis. The Fund’s Investment Interests, and many of the underlying investments held by the Investment Interests, will be priced by Investment Managers in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Board of Trustees (as defined below) will be able to confirm independently the accuracy of the Investment Managers’ valuations (and audits, if conducted, generally occur only once a year). An Investment Interest’s valuation information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

●	The Fund may not be able to vote on matters that require the approval of an Investment Interest’s investors, including matters that could adversely affect the Fund.

●	The Fund may receive an in-kind distribution of securities from an Investment Interest that are illiquid or difficult to value and difficult to dispose of.

●	There is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

●	The Fund will allocate to Investment Interests, which may result in indirect expenses, such as asset-based fees and incentive fees, that may be higher than those of other types of securities.

●	Investment Interests located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the returns of the Fund.

●	Underlying funds in which the Fund may invest will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders may not avail themselves of 1940 Act protections with respect to such Investment Interests.

●	The Fund is registered as an investment company under the 1940 Act, which limits its investment flexibility compared to a fund that is not so registered.

●	Investment Managers may invest the assets of Investment Interests in early-stage venture capital which may result in or contribute to significant losses to the Fund.

●	An Investment Interest may concentrate in a single industry, and therefore, may involve risks greater than those generally associated with diversified Investment Interests, including significant fluctuations in returns.

●	Some Investment Interests may involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a cash and cash equivalent position in anticipation of satisfying capital calls from Investment Interests. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.

●	Investment Managers may invest the assets of Investment Interests in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be allocated to Investment Interests denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

●	Certain portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. An Investment Manager may focus on a particular industries or sector (e.g., technology, healthcare, consumer products, industrials, financial services, utilities), which may subject the Investment Interest, and thus the Fund, to greater risk and volatility than if the focus was on a broader range of industries.

●	An Investment Manager may focus on a particular country or geographic region, which may subject the Investment Interest, and thus the Fund, to greater risk and volatility than if the focus was on a broader range of countries or geographic regions.

●	An Investment Manager may focus on a limited number of securities or operating companies, which may subject the Investment Interest, and thus the Fund, to greater risk and volatility than if the focus was on a larger number of securities or operating companies.

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●	The Investment Interests may be subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money.

●	While the Adviser will conduct independent due diligence before executing a Direct Access Investment, the Fund’s ability to realize a profit on Direct Access Investments will be particularly reliant on the expertise of TPG, including to the extent they serve as the lead investor. To the extent that the lead investor assumes control of the operating company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operations of the operating company. The Fund’s ability to dispose of co-investments is typically very limited since they are unregistered and illiquid and may have contractual restrictions that preclude the Fund from selling.

●	Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. The Adviser intends to recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of the end of each quarter. Although the Fund expects to offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases will not begin until one year after the Fund has commenced operations. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

●	The Fund is designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

●	The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

LEVERAGE

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to allocate to new Investment Interests or to satisfy capital calls from existing Investment Interests in advance of the Fund’s receipt of proceeds from existing Investment Interests). The Fund does not intend to enter into a credit facility for the first year following the commencement of its operations.

The 1940 Act requires a registered investment company to satisfy the Asset Coverage Requirement. The 1940 Act also requires that dividends generally may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

Investment Interests may also utilize leverage in their investment activities. Borrowings by Investment Interests are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by Investment Interests or the Fund may increase the volatility of the Investment Interests or the Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

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Each Shareholder whose Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan established by the Fund (the “DRIP”), and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

POTENTIAL BENEFITS OF INVESTING IN THE FUND

By investing in the Fund, investors will have access to Investment Interests sponsored or managed by TPG. Through the Fund, Shareholders will have access to Investment Interests which typically are not available to the investing public, or which may otherwise restrict the number and type of persons whose money will be managed. Shareholders also avoid being subject to the high investment minimums typically imposed by private equity funds ranging between $5 million and $20 million. Furthermore, the Fund’s structure is intended to alleviate or mitigate a number of the investor burdens typically associated with private equity fund investing, such as funding capital calls on short notice and reinvesting distribution proceeds.

Because the Fund intends to elect to be treated, and to qualify annually as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in typical private equity funds. These include providing simpler tax reports to Shareholders (i.e., 1099s instead of K-1s) and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payment of U.S. federal income tax.

THE OFFERING

The Fund is offering its Shares on a continuous basis. Class A Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted, plus any applicable sales load. Class I Shares and Class F Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted. Class I Shares and Class F Shares are offered without a sales load.

Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees (as defined below) reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the “Investor Application”). Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in escrow. If monthly closings are suspended, the Fund will return any uninvested funds held in escrow to investors.

BOARD OF TRUSTEES	The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

THE ADVISER

iCapital Fund Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company with 16 offices globally, providing tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates, including a registered investment adviser, iCapital Advisors LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to three registered investment companies, including the Fund and another fund that invests in private fund investment interests. The Adviser and its affiliates have managed registered investment companies that are invested in private funds, including private funds with foreign asset exposure, since 2021. As of March 31, 2025, iCapital had total platform assets of $228 billion, including $35 billion in international platform assets.

The Fund and the Adviser have entered into an investment advisory agreement (the “Investment Advisory Agreement”) that has an initial term expiring two years after its effective date. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees. The Board of Trustees, or the Fund’s Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of 0.0291% (0.35% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month).

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The Management Fee is separate from the asset-based fees and incentive fees in respect of the Investment Interests paid to Investment Managers and indirectly borne by Fund shareholders. The cost associated with the Fund’s investment in Investment Interests may be significant.

See “Management Fee.”

FEES AND EXPENSES	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Interests. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund, by investing in the Investment Interests, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Interests. There will be no direct or indirect payments from an Investment Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund. See “Summary of Fees and Expenses” and “Fund Expenses.”

DISTRIBUTION OF SHARES

Under the terms of a distribution agreement (the “Distribution Agreement”) with iCapital Markets LLC (the “Distributor”), the Distributor will directly distribute Shares to investors. The Distributor is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders.

For Class A Shares, the Fund will pay a monthly fee (the "Distribution and Servicing Fee”) out of the net assets of Class A Shares at the annual rate of 1.00% of the aggregate net asset value of Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). The Distribution and Servicing Fee for Class A Shares comprises a distribution fee of 0.75% and a shareholder servicing fee of 0.25%.

For Class I Shares, the Fund will pay a monthly Distribution and Servicing Fee out of the net assets of Class I Shares at the annual rate of 0.30% of the aggregate net asset value of Class I Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares), all of which is characterized as a distribution fee.

The Fund will not pay any fee to the Distributor with respect to the distribution of Class F Shares.

The Distributor will pay various Selling Agents compensation out of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for Class A Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.50% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate Class-wide basis, and Class A and Class I Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares or Class I shares, as applicable. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares or Class I Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Class A Shares or Class I Shares to investors, and for such directly distributed shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares or Class I Shares sales and support, respectively.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers and dealers that have agreed to participate in the distribution of the Fund’s Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

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EXPENSE LIMITATION AGREEMENT	The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until two years from the date of this prospectus (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares, Class I Shares, and Class F Shares during the Limitation Period to an amount not to exceed 0.28% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fee and Investment Interest expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) interest expense; (iii) other investment-related expenses of the Fund; (iv) taxes; and (v) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower).

CONFLICTS OF INTEREST	The Adviser, TPG and their respective affiliates conduct investment activities for their own accounts and other accounts they manage that will give rise to conflicts of interest that may be disadvantageous to the Fund. See “Conflicts of Interest.”

PURCHASE OF SHARES

The minimum initial investment in the Fund by an investor is $10,000. Additional investments in the Fund must be made in a minimum amount of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or its affiliates.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the five business days requirement from time to time). All purchases are subject to the receipt of immediately available funds prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

ELIGIBILITY

The Distributor and/or any Selling Agent may impose eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

Class F Shares are only available to investors who purchase Class F Shares through a registered investment adviser (“RIA”) that (i) has committed $1 billion or greater in assets to the Fund and (ii) has entered into a special arrangement with the Distributor.

The Distributor or any RIA who offers Class F Shares may impose eligibility requirements on investors who purchase Class F Shares from the Distributor through such RIA. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks — Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly and should consider the Fund’s limited liquidity in making a decision to invest in the Fund. Each repurchase offer is subject to approval by the Board of Trustees in its sole discretion. The Fund has no obligation to repurchase shares at any time. See “Repurchases of Shares — Repurchases of Shares.”

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VALUATION	The Investment Interests will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Investment Manager. The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund and determine the fair value of the Fund’s investment in good faith in accordance with Rule 2a-5. The Board of Trustees has approved the Adviser’s valuation procedures pursuant to which the Adviser will fair value Investment Interests. These valuation procedures further provide that the valuations determined by an Investment Manager will be reviewed by the Adviser. However, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). Accordingly, the Fund will generally rely on such valuations, which are provided on a monthly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with only estimated capital account values or other valuation information on a monthly basis, and such data will be subject to revision through the end of each Investment Interest’s annual audit. The Fund will also provide valuations, and will issue Shares, on a monthly basis.

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, liquidity will be provided by the Fund only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks — Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Trustees (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value.

Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Fund intends to make its first repurchase offer in September 2026, subject to approval by the Board of Trustees in its sole discretion.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust, each in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund’s Investment Interests are generally subject to lengthy lock-up periods during which the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Interest’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its in Investment Interests in a timely manner. See “Repurchases of Shares — No Right of Redemption” and “— Repurchases of Shares.”

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SUMMARY OF TAXATION

The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment.

Certain of the Investment Interests in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and certain of the Investment Interests. However, Investment Interests generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Interests in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager and Other Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Other Managers may not provide this information on a timely basis. The Fund expects TPG to agree to use commercially reasonable efforts to provide such information to the Fund.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects.”

ERISA PLANS AND SIMILAR TAX- EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the plan from their plan sponsor.

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To invest in Class A Shares of the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reflected in the following table or the examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class A	Class I	Class F
TRANSACTION FEES
Maximum sales load (percentage of purchase amount)(1)	3.50%	None	None
Maximum repurchase fee(2)	2.00%	2.00%	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)(3)
Management Fee	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses(4)	1.19%	1.19%	1.19%
Interest Payments on Borrowed Funds	None	None	None
Other Expenses(5)	0.47%	0.47%	0.47%
Distribution and Servicing Fee	1.00%	0.30%	None
Total Annual Fund Expenses	3.01%	2.31%	2.01%
Expense Reimbursement(6)	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Expenses After Expense Reimbursement(6)	2.82%	2.12%	1.82%

(1)	Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investment amount. The table assumes the maximum sales load is charged. The Distributor and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders. See “Repurchases of Shares.”

(3)	Assumes the Fund raises $1 billion in proceeds in the first 12 months resulting in estimated average net assets of approximately $500 million.

(4)	Represents estimated management fees and operating expenses of the Investment Interests in which the Fund intends to invest. The investments in which the Fund intends to invest generally charge annual management fees of 1.00% to 1.30% during the period in which the Investment Interest is making investments and carried interest of 10-20% of net profits. Investment Interests in which the Fund will invest generally charge annual management fees (based on capital account balances) and carried interest that are at or below the comparable percentage levels associated with the majority of investments. In a given period, the management fees charged by the Investment Interests may be reduced in part by amounts received by the Investment Interests’ management company for related activities, such as transaction and monitoring fees received from portfolio companies. The 1.19% shown as “Acquired Fund Fees and Expenses” reflects management fees (after reductions) and operating expenses (e.g., administrative, professional, and other) of the Investment Interests, but excludes any carried interest or similar profit-based allocations that are paid solely on the realization and/or distribution of gains (or on the sum of such gains and unrealized appreciation of assets distributed in kind), as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Interests. Expenses may be substantially higher where carried interest or similar profit-based allocations are incurred in connection with Investment Interests and such expenses may fluctuate over time.

(5)	Other Expenses include the expenses associated with the DRIP and other expenses relating to the operation of the Fund, including offering expenses.

(6)	The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until two years from the date of this prospectus the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares, Class I Shares, and Class F Shares during the Limitation Period to an amount not to exceed 0.28% per annum of the Fund’s net assets attributable to such Class. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fee and Investment Interest expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) interest expense; (iii) other investment-related expenses of the Fund; (iv) taxes; and (v) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower). This contractual arrangement will remain in effect for at least two years from the effective date of the Fund’s registration statement on Form N-2 unless the Fund’s Board of Trustees approves its earlier termination.

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EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

Class A

1 year	3 years	5 years	10 years
$61	$116	$172	$327

Class I

1 year	3 years	5 years	10 years
$22	$70	$121	$261

Class F

1 year	3 years	5 years	10 years
$19	$60	$105	$228

(1)           This amount does not reflect the imposition of a maximum repurchase fee of 2%, because Shares held for the full time periods above are not subject to repurchase fees.

The examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Financial Highlights,” “Management Fee” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of its last fiscal period. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on March 4, 2025.

The Fund’s principal office is located at 60 East 42nd Street, New York, New York 10165, and its telephone number is (212) 994-7400 Investment advisory services are provided to the Fund by the Adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund.”

Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future, if ever. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to shareholders, the Adviser will recommend to the Board of Trustees (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. The Fund has no obligation to repurchase Shares at any time.

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USE OF PROCEEDS

Under normal market circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The Fund anticipates that it may take up to six months to allocate proceeds of its continuous offering to Investment Interests due to the nature of those investments and the time it takes to identify appropriate investment opportunities. The availability of investment opportunities in Investment Interests generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. See “Other Risks — Availability of Investment Opportunities” for a discussion of the timing of the Investment Interests’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Investment Interests.

STRUCTURE

Private investment vehicles, such as private equity funds, are commingled asset pools that typically offer their securities privately, without registering such securities under the 1933 Act (“Investment Funds”). Investment Funds typically offer their securities in large minimum denominations (often at least $5 million to $20 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most Investment Funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”). These registered companies often impose relatively modest minimum investment requirements and publicly offer their shares to a broader range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of Investment Funds’ securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed by the Board without Shareholder approval.

The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to private equity investment interests of any type (“Investment Interests”) sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”) and Angelo, Gordon & Co., L.P. and their controlled funds, general partners and management companies and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”). Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before the Fund makes any change to this policy.

The Fund may at any time determine not to allocate its assets to TPG and, instead, may determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, TPG and to mandates and asset classes not representative of private equity.

The Fund intends to invest at least 80% of its total assets (measured at the time of purchase) in direct access investments (“Direct Access Investments”). This policy is an investment guideline and may change without notice to shareholders. Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds. Buyout investors (either alone or through a financial consortium) usually focus on acquiring controlling equity interests in small-, mid- or large-capitalization companies, which are cash flow positive; such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.  The use of debt financing, or leverage, is prevalent in buyout transactions - particularly in the large-capitalization segment. Growth equity typically involves investments in established companies with strong growth characteristics and relatively low levels of financial leverage. Companies typically raise growth equity to accelerate organic initiatives and to execute add-on acquisitions.

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The Fund’s investment adviser is iCapital Fund Advisors LLC (the “Adviser”). The Adviser believes that the Fund’s investment program will offer exposure to private equity investments for investors who have not previously had broad access to Investment Interests sponsored or managed by TPG. The Adviser will allocate to Investment Interests that focus on buyout and growth equity investment styles across multiple geographic regions including North America, Asia and Europe. The investment program’s use of Direct Access Investments is intended to allow the Fund to achieve broad investment exposure and efficient capital deployment.

The Fund’s structure is intended to alleviate or mitigate a number of the investor burdens typically associated with private equity fund investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting high investment minimums and receiving tax reporting on potentially delayed Schedule K-1s.

TPG and TPG Private Equity Overview

TPG Inc. is a leading global alternative asset manager with $246 billion in assets under management as of December 31, 2024, and over three decades investing and building businesses in the most dynamic sectors of the global economy. Founded in 1992 in the San Francisco Bay area, TPG is built on family office origins and an entrepreneurial heritage, which have resulted in an affinity for innovation and a distinctive culture of openness and collaboration. TPG seeks to consistently deliver attractive risk-adjusted returns by investing and building businesses in the most dynamic sectors of the global economy.

Private equity is a core part of TPG’s heritage and today remains its largest asset class. TPG’s private equity investment approach, developed over TPG private equity’s 32-year history, is built on insight and engagement. TPG seeks to invest behind high quality companies benefitting from secular growth trends and drive further growth through strategic and operational improvement. TPG’s teams have invested together over multiple decades with a strategic orientation towards several core sectors including Healthcare, Technology, Consumer, Business Services, and Climate, which it believes benefit from strong macroeconomic tailwinds. TPG believes this specialization and expertise within sectors allow it to derive compelling insights that drive the identification of high conviction investing ideas and themes, and result in creative and often proprietary investment opportunities. TPG is a highly engaged, hands-on investor, and aims to drive business improvement and accelerate growth in its portfolio companies by leveraging its deep sector expertise and team of operational professionals. TPG believes its targeted focus on attractive, growing industries, combined with its ability to transform companies through active engagement and operational improvement, enable it to select quality assets and drive value creation regardless of economic backdrop and across market cycles.

TPG manages a diversified array of investment products encompassing a broad spectrum of alternative assets including private equity, credit, and real assets. As of September 30, 2024, TPG employed over 1,800 people, including more than 650 investment and operations professionals across 34 offices, which provides it with a substantial global reach and network. TPG manages a portfolio of approximately 300 active portfolio companies, 300 real estate properties, and 5,000 credit positions across more than 30 countries.

TPG is not a sponsor, promoter, adviser or affiliate of the Fund. There is no agreement or understanding between TPG and the Fund or the Adviser regarding the Fund or its investment program. The Fund expects that TPG will provide information to the Fund of the type and scope (and with the same frequency) that TPG customarily provides to other institutional investors. In addition, TPG will not guarantee investment opportunities for the Fund, nor will it provide investment recommendations or investment advice to the Fund or the Adviser regarding investment opportunities.

There is no guarantee that the Fund will receive the same terms as TPG, its affiliates and its other clients if they participate in the same opportunities. Past performance of Investment Interests sponsored or managed by TPG is not indicative of future results of those Investment Interests.

Information presented herein with respect to TPG has been derived from public filings made by TPG with the SEC.

The Fund

The minimum investment in the Fund is $10,000. Shares will be sold to investors (“Shareholders”). The Fund will pay, and Shareholders will bear, a Management Fee (as defined below) charged by the Adviser. Shareholders will also be indirectly subject to asset-based fees and incentive fees in respect of the Investment Interests paid to TPG or any other private equity manager (an “Other Manager”, each an “Investment Manager”) and indirectly borne by Fund shareholders.

Each underlying Investment Interest is, or will be, managed by an Investment Manager under the direction of their portfolio managers or investment teams. Investment Interests may be domiciled in U.S. or non-U.S. jurisdictions and may be held within broader private investment vehicles.

Private equity generally refers to privately negotiated equity investments made in non-public companies.

Private equity firms typically seek to invest in quality operating companies at attractive valuations and use strategic and operational expertise to enhance value and improve performance.

Buyout investors (either alone or through a financial consortium) usually focus on acquiring controlling equity interests in small-, mid- or large-capitalization companies, which are cash flow positive; such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions - particularly in the large-capitalization segment. Growth equity typically involves investments in established companies with strong growth characteristics and relatively low levels of financial leverage. Companies typically raise growth equity to accelerate organic initiatives and to execute add-on acquisitions.

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Types of Investment Interests

Direct Access Investments

Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds.  The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of each Direct Access Investment. The Fund intends to invest in Direct Access Investments through special purpose private vehicles managed by TPG. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access Investment.

The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any Controlled SPV. The Fund and any Controlled SPV will comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.

Other Types of Investment Interests

Co-investments. Co-investments represent interests in operating companies alongside new investments by private equity firms. These investments are structured such that the co-investors are passive. Co-investments are typically funded upfront, with little or no unfunded commitment, which can potentially reduce the impact of cash drag on the Fund. The Fund accesses co-investments through both Direct Access Investments alongside TPG and through syndications.

In a Direct Access co-investment, the Adviser will have discretion over the selection and sizing (subject to an investment cap) of each Direct Access co-investment offered by TPG. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access co-investment. In contrast, syndicated co-investments are typically only available on a fraction of an Investment Manager’s investments. These situations generally arise when an Investment Manager seeks to manage its concentration in a given deal by syndicating a portion of the equity to co-investors.

Secondary investments. Secondary investments, or “secondaries”, represent interests in operating companies or funds managed by private equity firms. Secondaries provide buyers with the opportunity to deploy capital more quickly than through primaries, which can potentially reduce the impact of cash drag on the Fund. Broadly speaking, the secondary market can be bifurcated into general partner (“GP”)-led and limited partner (“LP”)-led secondary investments.

The GP-led segment has been experiencing rapid growth. Well-established, blue-chip private equity firms are increasingly utilizing the secondary market to hold onto attractive assets longer, while also offering liquidity to existing investors in a timely manner. This development is providing private equity firms with an increasingly reliable alternative exit option for their underlying investments, aside from a sale or IPO, that allows continued participation in the value creation of assets that they already know well.

The LP-led segment typically involves an investor selling its interest in a fund(s). The buyers pay a negotiated purchase price and agree to take on any unfunded obligations in exchange for future distributions. If acquired at a discount, such transactions may generate unrealized gains when the Fund calculates its next monthly net asset value. Because LP-led secondary investments typically occur after an existing fund has deployed capital into multiple operating companies, these transactions are viewed as more mature than primary investments with shorter hold periods. There can be no assurance that any or all LP-led secondary investments made by the Fund will exhibit this pattern of investment returns, and the realization of investment gains is dependent upon the performance and disposition of each underlying investment.

The market for secondary investments may be limited, which may affect the Fund’s ability to sell certain of its assets in the secondary market. Secondary investments may be heavily negotiated and may incur additional transactions costs for the Fund.

Primary Investments. Primary investments, or “primaries”, represent interests in new funds being raised by an Investment Manager. A primary investment is made during the fundraising period in the form of a capital commitment, which is then periodically called by the fund to finance underlying investments in operating companies during a predefined period. A fund’s capital account will typically exhibit a “J curve,” undergoing a modest decline in the early portion of its lifecycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its lifecycle as underlying investments mature and are eventually realized. There can be no assurance that a primary investment made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. A primary investment typically has a period before full liquidation from ten to twelve years, while underlying investments generally have a period from three to seven years.

Investment Strategies

The principal elements of the Adviser’s investment strategies include: (i) allocating the assets of the Fund to TPG private equity Investment Interests; (ii) seeking to manage the Fund’s invested level and liquidity; (iii) seeking to secure access to other Investment Interests that the Adviser believes offer attractive value; and (iv) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

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Asset Allocation. The Adviser seeks to diversify the Fund’s assets across investment styles, geographic regions and lifecycles through Direct Access Investments. The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to Investment Interests sponsored or managed by TPG. A portion of the Fund’s assets may be allocated to Investment Interests which are not sponsored or advised by TPG.

By allocating to Investment Interests sponsored or managed by TPG, the Fund seeks to benefit from the strong performance track record, investment expertise, risk management systems, valuation protocols, operational programs, personnel, accounting practices and compliance program of TPG, which may not be available to the same extent if the Fund were, instead, to allocate its assets to Investment Interests sponsored or managed by Other Managers.

Direct Access Investments. The Adviser and its investment personnel use a range of resources to identify promising investment opportunities presented to the Fund. Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds. The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of each Direct Access Investment. TPG has no obligation to offer any deal nor will have any role in approving the Fund’s participation in any specific Direct Access Investment.

The due diligence process includes a qualitative and quantitative evaluation, and risk reward analysis in the context of the Fund’s objectives and constraints. The due diligence process is led by at least one portfolio manager who is supported by a deal team. When a new Direct Access investment opportunity materializes, the deal team conducts a review of the applicable investment materials, as well as a risk-reward analysis in the context of the Fund’s objectives and constraints. If the deal team decides to recommend an investment opportunity for inclusion in the portfolio, and the portfolio managers believe the opportunity is appropriate for the Fund and well-positioned to outperform on a risk-adjusted basis, sizing determinations are made in respect of such investment.

Investment Interests. By investing in the Fund, Shareholders will have exposure to Investment Interests that are generally unavailable to the investing public due to resource requirements and high investment minimums.

The Fund expects TPG to provide information to the Fund of the type and scope (and with the same frequency) that TPG customarily provides to other co-investors, which includes a range of data points that varies on a deal-by-deal basis.

Deployment Strategy. The Adviser intends to deploy the Fund’s assets in such a manner so as to minimize the “cash drag” on the Fund’s returns as compared to its invested capital. Cash drag refers to the opportunity cost of a fund holding a portion of its assets in cash and cash equivalents to meet unfunded obligations, take advantage of future investment opportunities, or provide potential liquidity to shareholders. The Adviser intends to manage the Fund’s deployment strategy with a view towards balancing liquidity while maintaining a high invested level. The Fund will retain cash and cash equivalents, or have credit available via a credit facility (as discussed below), in sufficient amounts to satisfy capital calls from Investment Interests.

The deployment strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible by allocating assets based on anticipated future distributions from existing underlying investments made prior to the implementation of Direct Access Investment. The deployment strategy will also take into account anticipated Fund-level cash flows, such as those relating to new subscriptions, the tender of Shares by Shareholders, and any distributions made to Shareholders that are not reinvested. To forecast underlying cash flows, the Adviser will utilize a proprietary model that incorporates historical data, actual observations, insights from TPG and projections made by the Adviser.

Risk Management. The long-term nature of private equity investments requires ongoing risk management. The Adviser will seek to maintain close contact with TPG and to monitor the performance of Investment Interests and underlying investments that are material positions in the Fund. In particular, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with TPG and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior personnel of TPG and changes in policies; however, the Adviser does not limit investments to Investment Interests that agree to provide such information.

The Adviser will seek to use a range of techniques to reduce the risk associated with the deployment strategy. These techniques may include, without limitation:

●	Diversifying investments across styles, geographic regions and lifecycles;

●	Actively managing cash and liquid assets;

●	Seeking to establish credit lines to provide additional liquidity, consistent with the limitations and requirements of the 1940 Act; and

●	Modeling and actively monitoring both Fund-level and underlying cash flows.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. The liquid assets are intended to provide an investment return in order to mitigate “cash drag” while supporting the Fund’s investment activities and potential tender of Fund shares. Liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities. The Fund intends to invest approximately 10% of its total assets in more liquid securities, including cash and cash equivalents, affiliated or unaffiliated money market funds, and high quality fixed income securities, for cash management purposes.

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The Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness at that time may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Adviser may from time to time (i) seek the consent of one or more Investment Managers to sell certain of the Fund’s Investment Interests or (ii) sell other Fund assets to take advantage of market conditions or to enhance the liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders.

Generally, the Adviser will seek to allocate no more than 25% of the Fund’s total assets, measured at the time of investment, in any one Investment Interest. The Adviser may allocate the Fund’s assets to Investment Interests that engage in investment styles other than those described in its prospectus.

The Fund’s 80% policy with respect to investments in Investment Interests sponsored or managed by TPG is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name.

The Investment Interests are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes. The Fund has no obligation, and does not intend, to enter into any hedging transactions.

Leverage

The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to manage timing issues associated with new and existing investments (e.g., to provide the Fund with temporary liquidity to allocate to new Investment Interests or to satisfy capital calls from existing Investment Interests in advance of the Fund’s receipt of proceeds from existing Investment Interests).

The 1940 Act requires a registered investment company to satisfy the Asset Coverage Requirement. The 1940 Act also requires that dividends generally may not be declared if this Asset Coverage Requirement is breached under certain circumstances. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness).

Investment Interests may also utilize leverage in their investment activities. Borrowings by Investment Interests are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by Investment Interests or the Fund may increase the volatility of the Investment Interests or the Fund. See “Types of Investments and Related Risks — Investment Related Risks — Leverage Utilized by the Fund.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Interests in which the Fund invests. Discussed below are the investments generally made by Investment Interests and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund. The Fund does not currently intend to make other types of direct investments, except that, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Interests or to maintain the liquidity necessary to effect repurchases of Shares. If the Fund invests temporarily in affiliated money market funds, the Adviser will waive a portion of the Management Fee so that Fund shareholders will not pay duplicate fees in respect of such investment. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Interest’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

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An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Adviser’s selection of Investment Interests, the allocation of offering proceeds thereto and the performance of the Investment Interests. The Investment Interests’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, epidemics, pandemics, governmental responses to epidemics and pandemics, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors including environmental negligence which are beyond the control of the Fund or the Investment Interests.

Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

No Operating History. The Fund is a non-diversified, closed-end management investment company with no performance history that a Shareholder can use to evaluate the Fund’s investment performance. The initial operating expenses for a new fund, including start up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Investment Interests may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Concentration in TPG Investment Interests. The Fund expects to invest a substantial portion of its assets in Investment Interests managed or sponsored by TPG, and therefore may be less diversified, and more subject to concentration and reputational risk, than other funds investing in private equity interests. If the Fund determines that its focused investment strategy on TPG Investment Interests is no longer appropriate or desirable, the Fund would allocate its assets to other Investment Interests which may expose the Fund to other risks or make it more difficult for the Fund to achieve its investment objective.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Investment Interests is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Interest may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments in Investment Interests up to the limits of the Asset Coverage Requirement. The Fund may also borrow money through a credit facility or other arrangements to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in Investment Interests in advance of the Fund’s receipt of redemption proceeds from another Investment Interest). See “Investment Program—Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an Investment Interest purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Interests at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness) at that time. The 1940 Act also requires that dividends generally may not be declared if this Asset Coverage Requirement is breached under certain circumstances.

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Private Equity Investments. Private equity is a common term for equity investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund intends to invest at least 80% of its total assets (measured at the time of purchase) in Direct Access Investments. The investments held by private equity funds and Direct Access Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for Investment Interests continues to evolve, and changes in the regulation of Investment Interests adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of Investment Interests and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Special Situations and Distressed Investments. The Investment Interests may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that an Investment Interest will correctly evaluate the value of the assets securing the Investment Interest’s debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Investment Interest invests, the Investment Interest may lose its entire investment, may be required to accept cash or securities with a value less than the Investment Interest’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Venture Capital. An Investment Interest may invest, and the Fund may co-invest, in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Real Estate Investments. The Fund may be exposed to real estate risk through its allocation to real estate Investment Interests. Real estate Investment Interests are subject to risks associated with the ownership of real estate, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Certain of these developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect real estate markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for real estate Investment Interests and other real estate-related investments. Some real estate Investment Interests may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate Investment Interests may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

Geographic Concentration Risks. An Investment Interest may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Interest. In addition, the investments of such an Investment Interest will be disproportionately exposed to the risks associated with the region of concentration.

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Emerging Markets. Some Investment Interests may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sanctions. Certain portfolio companies may operate in, or have dealings with, countries subject to sanctions, tariffs, embargos or other trade restrictions imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. Changes in political conditions and the political administration of trading counterparties may increase the risk of the imposition of sanctions, tariffs or other adverse trading policies.

Sector Concentration. An Investment Interest may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Investment Interest. In addition, the investments of such an Investment Interest will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Investment Interest may invest, and the Fund may co-invest, in portfolio companies in the utilities sector, thereby exposing the Investment Interest to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Infrastructure Sector. Some Investment Interests may concentrate in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in reduced liquidity in credit and a high degree of volatility in the financial markets. This situation has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Mezzanine Investments. An Investment Interest may invest, and the Fund may co-invest, in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Currency Risk. Investment Interests may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s or Investment Interest’s investments are denominated against the U.S. dollar may result in a decrease in the Fund’s net asset value. The Adviser will not elect to hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

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Inflation Risk. The Investment Interests may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of Shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Force Majeure Risk. Investment Interests may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an Investment Interest or a counterparty to the Fund or an Investment Interest) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an Investment Interest or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Interests or its assets, could result in a loss to the Fund, including if its investment in such Investment Interest is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Risks Related to Investment Interests

Nature of Portfolio Companies. The Investment Interests will include direct and indirect investments in various companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Co-Investments. The Fund makes direct investments in the equity and/or debt securities of private companies, including through or alongside private equity funds and other private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the Investment Managers, including to the extent they serve as the lead investor in the transaction. There can be no assurance that any specific co-investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. The market for co-investment opportunities is competitive and may be limited, and the co-investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. Due diligence is conducted on co-investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such co-investments.

Non-U.S. Risk. Certain of the Investment Interests may invest, and the Fund may co-invest, in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Interests may be incomplete, inaccurate and/or significantly delayed. The Fund and the Investment Interests may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Fund’s Investment Interests. The valuation of the Fund’s investments in Investment Interests is ordinarily determined based upon estimated valuations provided by the Investment Interests on a monthly basis. The Fund will also provide valuations, and will issue Shares, on a monthly basis. The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. A large percentage of the securities in which the Investment Interests invest will not have a readily ascertainable market price and will be fair valued by the Investment Interest. In this regard, an Investment Interest may face a conflict of interest in valuing the securities, as their value may affect the Investment Interest’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Interest, the accuracy of the valuations provided by the Investment Interests, that the Investment Interests will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Interests’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Investment Interests regarding their valuations, the Fund’s ability to accurately calculation its net asset value may impaired. As a result, an Investment Interest’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

An Investment Interest’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

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Valuations Subject to Adjustment. The Adviser determines its month-end net asset value based upon the monthly valuations reported by the Investment Interests, which may not reflect market or other events occurring subsequent to the month-end. The Adviser will fair value the holdings in Investment Interests to reflect such events, consistent with its valuation policies; however, there is no guarantee the Adviser will correctly fair value such investments. Additionally, the valuations reported by Investment Interests may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Interests may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Interests or revisions to the net asset value of an Investment Interest or direct private equity investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Investment Interests. There is no regular market for interest in Investment Interests, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Interest and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Interest, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Indemnification of Investment Interests, Investment Managers and Others. The Fund may agree to indemnify certain of the Investment Interests and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Interests. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Fund’s Interest in an Investment Interest. An Investment Interest may, among other things, terminate the Fund’s interest in that Investment Interest (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Investment Interest or if the continued participation of the Fund in the Investment Interest would have a material adverse effect on the Investment Interest or its assets.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires an interest in an Investment Interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Investment Interest’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. Additionally, where the Fund acquires an interest in an Investment Interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller received distributions from the relevant Investment Interest and, subsequently, that Investment Interest recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Interest. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Interest, there can be no assurance that the Fund would have such right or prevail in any such claim.

Other Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company, except as otherwise permitted by applicable regulations. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold its interests in the Investment Interests in nonvoting form or limit its voting rights to a certain percentage. Where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote Investment Interest securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an Investment Interest could be diminished, which may consequently adversely affect the Fund and its Shareholders.

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Limited Operating History of Fund Investments. Many of the Investment Interests may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment mandates of such Investment Interests will be limited.

Competition in the Technology Sector; New Technologies. Many of the areas in which certain Investment Interests and their portfolio companies are expected to participate evolve rapidly with changing and disruptive technologies, shifting user needs, and frequent introductions of new products and services. Competitors of the portfolio companies will range in size from diversified global companies with significant research and development resources to small, specialized firms whose narrower product lines may enable them to be more effective in deploying technical, marketing and/or financial resources. Barriers to entry in the technology industry are low, and technology products can be distributed broadly and quickly at relatively low cost. In addition, the emerging nature and rapid evolution of technology products and services generally require portfolio companies in the technology industry to continually improve the performance, features and reliability of their products and/or services, particularly in response to competitive offerings. There can be no assurance that portfolio companies will be successful in building or acquiring new equipment and other assets, upgrading existing equipment or achieving widespread acceptance of their products and/or services before competitors offer products and services with similar or improved performance, features and reliability. The widespread introduction and/or adoption of new technologies or standards could require substantial expenditures by such portfolio companies to modify or adapt their products or services. To the extent that certain sectors experience rapid and significant technological advancements and introductions of new products and services using new technologies, as a result of technological advancements or new products or services from competitors, portfolio companies may be placed at a competitive disadvantage, and competitive pressure may result in significant downward pressure on pricing and force portfolio companies to implement new technologies at a substantial cost. Such expenditures may negatively affect the profitability of such portfolio companies and, in turn, the Fund’s operating results and performance.

Smaller Capitalization Issuers. Investment Interests may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better- known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

High Yield Securities and Distressed Securities. While the Fund will not invest a substantial portion of its assets in such investments, Investment Interests may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk bonds”) and may invest in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by an Investment Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Investment Interest’s investments in non-investment grade securities expose it to a substantial degree of credit risk. Non- investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non- investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Investment Interest may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain of the companies in whose securities the Investment Interests may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Investment Interest’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Interest may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Interest experiencing greater risks than it would if investing in higher rated instruments.

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Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Interest to a bank or securities dealer and the Investment Interest’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Interest. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Interest’s investment portfolio.

Other Instruments and Future Developments. An Investment Interest may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Investment Interest may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Interests, including those described below:

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board of Trustees, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to elect to be treated and to qualify annually as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Investment Interests, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Investment Interests. By investing in the Investment Interests through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Investment Interest’s returns which are paid to an Investment Manager) and fees and expenses borne by the Fund as an investor in the Investment Interests. In addition, to the extent that the Fund invests in an Investment Interest that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Interests and the Fund generally. As a result, an Investment Interest with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Each Investment Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Interest that it manages, and in certain cases subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Investment Interests may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Interest to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Interests, the investing Investment Interests likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

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Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Interests held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

●	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

●	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

●	the Fund or the Board of Trustees determine that the repurchase of the Shares is in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Shares Not Listed; No Market for Class A Shares, Class I Shares or Class F Shares. No market currently exists for Class A Shares, Class I Shares or Class F Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases will not begin until one year after the Fund has commenced operations. Consequently, Class A Shares, Class I Shares and Class F Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be seven days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). The Expiration Date generally will be four days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Interests, could cause a decline in the value of Shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly and should consider the Fund’s limited liquidity in making a decision to invest in the Fund. Each repurchase offer is subject to approval by the Board of Trustees in its sole discretion. In addition, the Fund’s investments in Investments Funds are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Interest’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Interests in a timely manner. See “Repurchases of Shares.”

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Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, There can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from an Investment Interest that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Investment Interests, the Fund will thereafter hold a larger proportion of its assets in the remaining Investment Interests, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Interests may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Fund’s Investment Interests, in that the Fund’s performance may be tied to the performance of fewer Investment Interests and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment mandates. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Interests in which the Fund is invested.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Interest only at certain times specified by the governing documents of each respective Investment Interest. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Interest referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

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Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

The Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Interests. In addition, the Fund may invest in Investment Interests located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Investment Interests or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Investment Interests and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Change in Tax Laws. Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund and/or an Investment Interest to accrue potential tax liabilities even in situations in which the Fund does not expect to be ultimately subject to such tax liabilities.

The impact of new legislation on Shareholders, the Fund, the Investment Interests and the entities through which the Investment Interests invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The rules under the Commodity Exchange Act (“CEA”) require that the Adviser either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the Commodity Futures Trading Commission as a “commodity pool operator” (“CPO”) with respect to the Fund or be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements. The Adviser has elected to claim an exclusion from the definition of CPO with respect to the Fund. If the Adviser and the Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the Fund, like all companies, have become more susceptible to operational, information security and related risks through breaches in cyber security. In general, cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches affecting the Adviser, the Investment Managers, any subadvisor and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber security breaches in the future.

While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund does not directly control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund, as the above discussion does not address unknown risks that may be material to the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.

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MANAGEMENT OF THE FUND

General

The Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Board of Trustees is comprised of persons who are not considered “interested persons” as defined under the 1940 Act. iCapital Fund Advisors LLC serves as the Fund’s investment adviser.

The Adviser, a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates including a registered investment adviser, iCapital Advisors LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s Shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to three registered investment companies, the Fund. As of March 31, 2025, iCapital had total platform assets of $228 billion, including $35 billion in international platform assets.

Under the terms of the Investment Advisory Agreement, the Adviser allocates the Fund’s assets and monitors regularly each Investment Interest to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Fund’s assets among Investment Interests, terminate its relationship with Investment Interests and select additional Investment Interests, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees.

A description of the factors considered by the Board of Trustees in approving the Investment Advisory Agreement will be set forth in the Fund’s semi-annual report to shareholders for the fiscal period ended September 30, 2025.

Management Team

The personnel of the Adviser responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of Investment Interests from which to select.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are Nick Veronis and Jonathan Meltzer:

Nick Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital, where he is Head of Fund Management. Prior to co-founding iCapital in 2013, he spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

Jonathan Meltzer

Jonathan is a Co-Portfolio Manager of the Fund. Prior to joining iCapital in 2025, Jonathan was a Managing Partner of Alumni Ventures, where he was responsible for constructing and managing diversified portfolios of co-investments in venture-backed companies. Prior to Alumni Ventures, Mr. Meltzer spent 12 years investing in private equity at Spring Creek Investment Management, Ulysses Management and American Capital.  Jonathan began his career as an investment banker at Goldman Sachs, and Wasserstein Perella.   He graduated cum laude from the Wharton School, University of Pennsylvania with a BS in Economics and from Columbia Business School with an MBA.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Shares in the Fund.

Custodian and Transfer Agent

UMB Bank, N.A. serves as the custodian of the Fund. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

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Ultimus Fund Services, LLC, which has its principal office at 80 Arkay Drive, Hauppauge, NY 11788, serves as the Fund’s transfer agent (the “Transfer Agent”).

The Fund reimburses one or more parties for certain sub-accounting and/or sub-transfer agency fees paid to one or more financial intermediaries for certain sub-accounting and/or sub-transfer agency services based on net assets of applicable shareholder accounts.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of the Investment Managers. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

●	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Interests, including any fees and expenses charged by the Investment Managers of the Investment Interests (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Interests (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	any non-investment related interest expense;

●	taxes and any interest and penalties thereon, fees or government charges which may be assessed against the Fund and all expenses incurred in connection with any tax audit, investigation, settlement or review of the Fund;

●	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement, and with reviewing potential investments to be made in Investment Interests;

●	attorneys’ fees and disbursements associated with preparing and filing an exemptive application with the SEC in respect of certain co-investment transactions;

●	printing, communications, marketing and publicity;

●	developing, licensing, implementing, maintaining or upgrading any web portal, extranet tools, computer software or other administrative or reporting tools (including subscription-based services) for the benefit of the Fund or its shareholders;

●	liquidation expenses of the Fund;

●	complying with any law or regulation related to the activities of the Fund;

●	any costs or expenses in connection with the Fund’s admission to the Investment Interests (including the legal costs of completing subscription booklets and the Fund’s side letters, if any, with the Investment Interests);

●	fees and expenses incurred in connection with or otherwise relating to the preparation of form documentation in respect of transfers;

●	expenses and fees related to audits of the Fund’s books and records;

●	fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

●	costs of preparing, distributing and filing financial statements, as well as costs of all governmental returns, compliance expenses, including reports and filings of the Fund, including fees and costs of any third-party service providers and professionals engaged to assist in the preparation of such reports or filings or provide any other services related to the foregoing;

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●	fees paid and out-of-pocket expenses reimbursed to the Ultimus Fund Services, LLC (“Ultimus” or the “Administrator”);

●	recordkeeping, including expenses related to tax reporting including under the Foreign Account Tax Compliance Act (“FATCA”), custody and transfer agency fees and expenses;

●	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

●	the Management Fee;

●	the Distribution and Servicing Fee;

●	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

●	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

●	all expenses relating to distributions to the shareholders and other expenses associated with the acquisition, holding and disposition of the Fund’s investments, including extraordinary expenses;

●	financing, commitment, origination and similar fees and expenses;

●	broker, dealer, finder, underwriting (including both commissions and discounts), loan administration and private placement fees, sales commissions, investment banking fees and fees for similar services;

●	expenses attributable to brokerage, sale, custodial, depository, trustee, record keeping, account and similar services;

●	expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, research, auditing, appraisal, advisory, valuation, legal and recording fees and expenses, administrative (including any fees and expenses of the Administrator or Custodian related to the Fund), custodial and registration services provided to the Fund and any expenses attributable to consulting services, including in each case services with respect to the proposed purchase or sale of securities by the Fund that are not reimbursed by the issuer of such securities or others (whether or not any such purchase or sale is consummated);

●	filing, title, transfer, registration and other similar fees and expenses;

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	costs associated with the Fund’s registration statement;

●	any governmental inquiry, investigation or proceeding involving the Fund, including the amount of any judgments, settlements, or fines paid in connection therewith;

●	fees and expenses of other custodians; and

●	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

There will be no direct or indirect payments from an Investment Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund.

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The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until two years from the date of this prospectus (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares, Class I Shares, and Class F Shares during the Limitation Period to an amount not to exceed 0.28% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fees and Investment Interest expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) other investment-related expenses of the Fund; (iii) taxes; and (iv) litigation and other extraordinary expenses (as defined herein). The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower). “Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Investment Interests bear various expenses in connection with their operations similar to those incurred by the Fund.

Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Interests (or their investors), which effectively will reduce the investment returns of the Investment Interests. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Interests, the Fund will bear its proportionate share of the expenses and fees of the Investment Interests and will also be subject to incentive fees to the Investment Managers.

Ultimus, as the Fund’s administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Ultimus for out-of-pocket expenses.

Organizational and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and may be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Offering costs will be amortized over 12 months on a straight-line basis.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, monthly in arrears, at the rate of 0.0291% (0.35% on an annualized basis) of the value of the Fund’s month-end net assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month. The cost associated with the Fund’s investment in Investment Interests may be significant.

CALCULATION OF NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees shall determine (each, a “Determination Date”). In determining its net asset value, which the Fund will do within 20 business days of each Determination Date, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Class A Shares’ net asset value plus the Class I Shares’ net asset value and the Class F Shares’ net asset value equals the total value of the net assets of the Fund.

The net asset value of each share class will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses and different starting net asset value per Share, the per Share net asset value of the classes will vary over time.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees has approved the Adviser’s valuation procedures (the “Valuation Procedures”).

The Valuation Procedures provide that the Adviser will value the Fund’s investments in Investment Interests and direct private equity investments at fair value. The Adviser’s determination of the fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Investment Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date, and as a result of audits by the Investment Interests’ independent auditors.

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A meaningful input in the Fund’s Valuation Procedures will be the valuations provided by TPG. The valuation of each of TPG’s investments is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, TPG values its investments at their market price if market quotations are readily available. In the absence of observable market prices, TPG values investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. TPG’s determination of fair value is then based on the best information available in the circumstances and may incorporate its management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions. Interim valuations of private fund investments could have an adverse effect on the Fund’s NAV and Shareholder transactions. The Adviser’s valuation determinations may prove to be inaccurate. See “Types of Investments and Related Risks – Valuation of the Fund’s Investment Interests.”

The actual realized returns on TPG’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which TPG’s valuations are based. Neither the Fund nor the Adviser have oversight or control over the implementation of TPG’s valuation process.

In reviewing the valuations provided by Investment Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of a particular Investment Interests or direct private equity investment. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board of Trustees.

For example, Investment Managers may value investments in portfolio companies and direct private equity investments at cost.

The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board of Trustees will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, a private equity manager unaffiliated with TPG (an “Other Manager”) may adopt a variety of valuation bases and provide differing levels of information concerning Investment Interests and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.

Neither the Board of Trustees nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Investment Managers (which are generally unaudited).

To the extent the Fund holds securities or other instruments that are not investments in Investment Interests or direct private equity investments, the Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Adviser may need to price the security using the Adviser’s fair value pricing guidelines.

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With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser or the Investment Managers regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, also conduct or may conduct substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Account in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

Additionally, the other clients of the Adviser or its affiliates may, subject to applicable law, hold securities, loans or other instruments of an issuer in a different class or a different part of the capital structure than securities, loans or other instruments of such issuer held by the Fund. As a result, another client may pursue or enforce rights or activities or vote on certain matters, or refrain from pursuing or enforcing rights or activities or voting on certain matters, on behalf of its own account, which could have an adverse effect on the Fund. Conversely, the Adviser may determine not to pursue or enforce rights or activities available to the Fund that might be unfavorable to such other client or may determine not to vote on certain matters, on behalf of the Fund, in a manner that might be unfavorable to such other client, including by abstaining from the relevant vote or voting in line with other similarly situated investors.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Interests or portfolio companies or investment vehicles sponsored or managed by the Adviser or Investment Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

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Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Interest. Such entities may compete with the Fund or the Investment Interest for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Interest or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Interest in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Interest. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Interest or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Interest or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or an Investment Interest may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or an Investment Interest and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Investment Interest. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Interest has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Interest. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Interest, including with respect to fees and the right to receive information.

The Adviser and/or its affiliates may advise funds that may invest in other funds advised by an Investment Manager, or which has other relationships with an Investment Manager.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Interests.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Interest in which the Fund invests. As a result of differing trading and investment mandates or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Interest.

Other Matters

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

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Investment Managers

Because the Fund proposes to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to Investment Interests sponsored or managed by TPG, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which an Investment Manager and its affiliates are engaged.

An Investment Manager’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act.

Subject to certain conditions and limitations, each of the Investment Managers has agreed to provide the Adviser with certain types of information and access to interests in the Investment Interests, pursuant to agreements, to help enable the Adviser to invest the Fund’s assets in accordance with its strategy.

Each of the Investment Managers provides investment advisory services to Investment Interests in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, each of the Investment Managers may have financial interests that diverge from those of the Investment Interests and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Investment Interests and other clients and personal accounts.

Each of the Investment Managers is engaged in a broad spectrum of activities including sponsoring and managing private Investment Interests and other activities. Those activities may present conflicts if other Investment Interests either compete for the same investment opportunity or pursue investment mandates counter to each other.

PURCHASES OF SHARES

Purchase Terms

The Fund offers three classes of Shares. The Fund will accept initial and additional purchases of Class A Shares, Class I Shares or Class F Shares as of the first business day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date (although the Fund, in its sole discretion, may waive the five business days requirement from time to time). All purchases are subject to the receipt of immediately available funds prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Interests as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the 1934 Act. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investors purchasing Class A Shares in the Fund may be charged a sales load of up to 3.50% of the investment amount. The Distributor and/or a Selling Agent may, at its discretion, waive all or a portion of the sales load for the purchase of Class A Shares of the Fund by or on behalf of: (i) the Adviser or its affiliates; (ii) purchasers for whom the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (iii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser and any affiliates of the Distributor or the Adviser; (iv) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (v) purchasers who use proceeds from an account for which the Distributor, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (vi) Selling Agents and their employees (and the immediate family members of such individuals); (vii) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (viii) clients of such investment advisers or financial planners described in (vii) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (ix) orders placed on behalf of other investment companies that the Distributor, the Adviser or an affiliated company distributes; (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor; or (xi) any other eligible client of Distributor, Adviser, a Selling Agent, or any affiliates of Distributor, Adviser or a Selling Agent, whose financial representative has negotiated a reduction or waiver of the sales load. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. The Fund will notify Class A Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load.

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No Upfront Sales Load are paid for sales of any Class I Shares.

Class F Shares are only available to investors who purchase Class F Shares through a registered investment adviser (“RIA”) that (i) has committed $1 billion or greater in assets to the Fund and (ii) has entered into a special arrangement with the Distributor.

No Upfront Sales Load or ongoing servicing fees are paid for sales of any Class F Shares.

The minimum initial investment in the Fund from each investor is $10,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Managers of the Fund, the Adviser or their affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds.

Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligibility

The Distributor and/or any Selling Agent may impose eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

The Distributor or any registered investment adviser (“RIA”) who offers Class F Shares may impose eligibility requirements on investors who purchase Class F Shares from the Distributor through such RIA. See “Plan of Distribution.”

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board of Trustees (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor.

There is no minimum number of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to be offered at the Fund’s net asset value per share as of the Valuation Date. Each repurchase offer will generally commence approximately 45 days prior to the Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

●	whether any Shareholders have requested to tender Shares to the Fund;

●	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Interests);

●	the investment plans and working capital and reserve requirements of the Fund;

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●	the relative economies of scale of the tenders with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the availability of information as to the value of the Fund’s interests in underlying Investment Interests;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

●	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

The Fund’s investments in Investments Funds are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions and the Fund may require and be unable to obtain the Investment Interest’s consent to effect such transactions. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Interests in a timely manner.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

●	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

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●	the repurchase the Shares would be in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly and should consider the Fund’s limited liquidity in making a decision to invest in the Fund. Each repurchase offer is subject to approval by the Board of Trustees in its sole discretion.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act.

Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT INTEREST (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated and to qualify annually as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

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In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one- year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Interests that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Interests. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Investment Interests.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Interests.

While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

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Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfies the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfies the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of any repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% Medicare tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

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Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder that is not an S corporation), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and, for taxable years prior to 2025, will generally not be deductible by the Shareholder. For taxable years after 2025, such affected expenses will generally be deductible, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the RIC’s taxable year.

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Fund Investments

It is intended that the Fund will invest a portion of its assets in Investment Interests, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short- term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain and to make distributions to Shareholders prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Interests (including in circumstances where investments by the Investment Interests, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In addition, in such case, the Fund may have to dispose of interests in Investment Interests that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Interests earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT INTEREST (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

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Offsetting positions held by the Fund, or the Investment Interests, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Interests may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Interests, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Interests, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Interest, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Interest, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Interest, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Interests and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

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Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds (directly, indirectly or by attribution) 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”), generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

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The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4% excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (each, a “Foreign Shareholder”) as defined in the Code, depends on whether the income derived by the Foreign Shareholder from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, exempt from such withholding tax. Furthermore, capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or are not deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, which may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the plan from their plan sponsor.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such Investment Managers. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

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PLAN OF DISTRIBUTION

iCapital Markets LLC, an affiliate of the Adviser, acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $10,000, unless waived or reduced. Shares will not be listed on any national securities exchange. See “Purchases of Shares.”

Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, the Distributor will directly distribute Class A Shares and Class F Shares to investors. The Distributor is authorized to retain brokers, dealers and certain RIAs and other financial intermediaries for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Class A or Class F Shares. The Fund will pay (i) a monthly shareholder services fee out of the net assets of Class A Shares at the annual rate of 0.25% of the aggregate net asset value of Class A Shares, and (ii) a monthly distribution fee at the annual rate of 0.75% and 0.30% of the aggregate net asset value of Class A Shares and Class I Shares, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). Class F Shares are not subject to the Distribution and Servicing Fee.

The Distributor will pay various Selling Agents compensation out of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for Class A Shares and Class I Shares sales and support. Selling Agents may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of 3.50% of the investment amount.

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Class A and Class I Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial intermediary distributing Class A Shares and Class I Shares is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares or Class I Shares, respectively, held by Shareholders that receive services from such broker, dealer or other financial intermediary.

The Distributor may directly distribute Class A Shares and Class I Shares to investors, and for such directly distributed Class A Shares and Class I Shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares or Class I Shares sales and support, respectively.

Class F Shares are only available to investors who purchase Class F Shares through an RIA that (i) has committed $1 billion or greater in assets to the Fund and (ii) has entered into a special arrangement with the Distributor. Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Fund has also agreed to indemnify the Distributor, its affiliates, and controlling persons against certain liabilities, including certain liabilities arising under the Securities Act or 1940 Act. However, this indemnity provision will not apply to any person who is also an officer, Trustee, or controlling person of the Fund unless certain conditions are met.

Generally, the minimum required initial purchase by each investor is $10,000. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor, Selling Agent or RIA will be debited for the purchase amount, which will be deposited into an account with Ultimus, as the Transfer Agent. See “Purchases of Shares—Purchase Terms.”

Shares may be purchased as of the first business day of each month from the Distributor at the Fund’s then current net asset value per Share. While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. See “Purchases of Shares.” If monthly closings are suspended, the Fund will return any uninvested funds held in escrow to investors.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Interests in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

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Automatic Dividend Reinvestment Plan

Pursuant to the DRIP, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time by writing to Ultimus Fund Solutions, LLC at PO Box 46707 Cincinnati, OH 45246. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

●	reinvest both dividends and capital gain distributions;

●	receive dividends in cash and reinvest capital gain distributions; or

●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex- dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). Participating Shareholders may be issued fractional Shares so that 100% of the distribution will be used to acquire Shares. There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

All correspondence or questions concerning the DRIP should be directed to the Administrator, Ultimus Fund Solutions, LLC, by telephone, 1-833-640-7393, or in writing to Regular Mail: C/O Ultimus Fund Solutions PO Box 46707 Cincinnati, OH 45246  or via Overnight Mail: C/O Ultimus Fund Solutions 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions.

OUTSTANDING SECURITIES

The following table sets forth information about the Fund’s outstanding Shares as of June 30, 2025:

Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares of Beneficial Interest	Unlimited	--	4,500
Class I Shares of Beneficial Interest	Unlimited	--	4,500
Class F Shares of Beneficial Interest	Unlimited	--	1,000

Anti-Takeover and Certain Provisions in the Agreement and Declaration of Trust and By-Laws

The Agreement and Declaration of Trust and By-Laws of the Fund contain provisions that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or Shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Fund may be regarded as “anti-takeover” provisions. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Fund’s Shareholders. Such attempts could have the effect of increasing the Fund’s expenses and disrupting its normal operation.

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The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed (i) with or without cause at any time any meeting of shareholders by a vote of the holders of two-thirds of outstanding Shares of the Fund, or (ii) with or without cause at any time by a majority of the remaining Trustees. The number of Trustees is currently four, but by action of a majority of the Trustees, the number of Trustees may from time to time be increased or decreased. Subject to applicable provisions of the 1940 Act, vacancies on the Board may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board.

The information contained under this heading is only a summary. Please refer to the provisions in Fund’s Agreement and Declaration of Trust and By-Laws, which are on file with the SEC, for more information.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

TPG Private Markets Fund

c/o iCapital Fund Advisors LLC

60 East 42nd Street

New York, New York 10165

Telephone: (212) 994-7400

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INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS THAT ARE NOT CONTAINED IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR STATEMENTS ARE GIVEN OR MADE, INVESTORS SHOULD NOT RELY UPON SUCH INFORMATION OR REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES OTHER THAN THOSE TO WHICH THIS PROSPECTUS RELATES, OR AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. ALL DEALERS THAT EFFECT TRANSACTIONS IN THE FUND’S SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS WHEN ACTING ON BEHALF OF THE FUND’S DISTRIBUTOR.

[ ] 2025

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The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated July 16, 2025

TPG PRIVATE MARKETS FUND

Class A Shares

Class I Shares

Class F Shares

[ ], 2025

STATEMENT OF ADDITIONAL INFORMATION

60 East 42nd Street
26th Floor
New York, NY 10165
(212) 994-7400

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of TPG Private Markets Fund (the “Fund”) dated [ ], 2025. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

TABLE OF CONTENTS OF THE SAI

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INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on March 4, 2025. The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and Class F (“Class F Shares”). Class A Shares, Class I Shares and Class F Shares are subject to different fees and expenses. iCapital Fund Advisors LLC serves as the Fund’s investment adviser (the “Adviser”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund:

(1)	will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

(2)	will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(3)	will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

(4)	will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

(5)	will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(6)	will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

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(7)	will not purchase securities on margin, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

(8)	will not engage in short sales or write put or call options, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

With respect to the Fund’s policy not to invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry, in determining whether the Fund is concentrated in an industry or group of industries, the Adviser will use its reasonable best efforts to take into account the Investment Funds’ focus on particular industries.

With respect to these investment restrictions and other policies described in this SAI or the prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Investment Interests in which assets of the Fund are invested.

The Fund’s investment objective is not fundamental and may be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

REPURCHASES OF SHARES

Repurchase Offers

The Adviser will recommend to the Board of Trustees (subject to the Board of Trustees’ discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Board of Trustees will consider the recommendation of the Adviser. The Board of Trustees also will consider various factors, including, but not limited to, those listed in the prospectus, in making its determinations.

The Board of Trustees will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from Ultimus Fund Services, LLC, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

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Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Trustees) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Repurchases and Redemptions

As noted in the prospectus, the Fund has the right to repurchase and/or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act. Such mandatory redemptions may be made if:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

●	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

●	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

●	the Fund or the Board of Trustees determine that the repurchase of the Shares is in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

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MANAGEMENT OF THE FUND

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers

The Board of Trustees consists of four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “Independent Trustees” and are not considered “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The other one Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Board Structure and Oversight Function. The Board of Trustees’ leadership structure features an Independent Trustee serving as Chairperson and the Board Committee described below. The Chairperson participates in the preparation of the agenda for meetings of the Board of Trustees and the preparation of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairperson also presides at all meetings of the Board of Trustees and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a committee structure to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established two standing committees: the Audit Committee and Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each comprised exclusively of Independent Trustees. The Audit Committee and Nominating and Governance Committee charters govern the scope of each Committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of the Audit Committee and Nominating and Governance Committee, including their oversight responsibilities, are described further under the caption “Independent Trustees, the Audit Committee and the Nominating and Governance Committee.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board of Trustees and committee activities. The Board of Trustees has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the Audit Committee, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board of Trustees’ committee structure allows the Audit Committee to focus on certain aspects of risk and the potential impact of these risks on the Fund and then report back to the full Board of Trustees. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board of Trustees’ risk oversight function.

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The Board of Trustees recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board of Trustees recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board of Trustees, the Board of Trustees Audit Committee or Nominating and Governance Committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board of Trustees has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Trustees to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Board of Trustees nomination process is provided below under the caption “Independent Trustees, the Audit Committee and the Nominating and Governance Committee.”

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

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Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees

Mark D. Gersten (74) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012);

Anita K. Krug (55) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 – 2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (from 2016-2021); Manager of the Altair/Eagle Funds (since 2024)

Christopher Russell (59) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length – Since Inception	Partner and Manager, CWR Partners LLC (since 2023); Manager and Owner, SCWM Capital LLC (since 2024); Managing Director (2018-2024)	5	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

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Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**
Independent Trustees

Nick Veronis (59) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2021	Co-Founder and Managing Partner of iCapital Network	5	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers

Dan Ellenwood (55) c/o Northern Lights Compliance Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length — Since Inception	Vice President and Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer, North Square Investments (2021-2023); Vice President and Fund Compliance Oversight Manager, Nuveen Investments (2013-2021).

Indira Mahadeo (53) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length — Since Inception	Managing Director and
Global Head of Fund Finance and Treasury (since 2024) and Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (62) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length — Since Inception	General Counsel, Institutional Capital Network, Inc. (since 2019) and Chief Operating Partner and Co- Chair of the Corporate Department, Herrick Feinstein LLP (2016 – 2019)

Timothy Burdick (37) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length – Since Inception	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); and Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

*	Each officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) as of December 31, 2024 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent:
Mark D. Gersten	None	Over $100,000
Anita K. Krug	None	None
Christopher Russell	None	None
Interested:
Nick Veronis	Over $100,000	Over $100,000

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of June 30, 2025, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of each class of the Fund.

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Independent Trustees, the Audit Committee and the Nominating and Governance Committee

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board of Trustees currently has two committees: the Audit Committee and the Nominating and Governance Committee.

The Independent Trustees are charged with recommending to the full Board of Trustees approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees has separately-designated standing Audit and Nominating and Governance Committees. The Audit Committee is charged with recommending to the full Board of Trustees the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Mark D. Gersten, Anita K. Krug and Christopher Russell. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). The Chairperson of the Audit Committee of the Fund is Christopher Russell.

The Nominating and Governance Committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Fund has adopted a formal, written Nominating and Governance Committee Charter. The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as trustees from Shareholders.

The members of the Nominating and Governance Committee of the Fund are Mark D. Gersten, Anita K. Krug and Christopher Russell. The members of the Fund’s Nominating and Governance Committee are Independent Trustees. The Chairperson of the Nominating and Governance Committee of the Fund is Anita K. Krug.

The Fund does not have a separate valuation committee. The Board of Trustees believes that any items required to be considered pursuant to the Fund’s valuation procedures or Rule 2a-5 under the 1940 Act would be reviewed by the full Board of Trustees.

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Experience, Qualifications and Attributes

The Board of Trustees has concluded, based on each Trustee’s experience, qualifications and attributes that each Trustee should serve on the Board of Trustees. Following is a brief summary of the information that led to and/or supports this conclusion.

Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this Board of Trustees and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting.

Anita Krug has extensive experience as an attorney advising investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds, and mutual funds.

Christopher Russell has extensive experience as a global private equity executive with over 25 years of investment experience in buyouts, growth equity, structured equity and credit. Mr. Russell has served on over 20 portfolio company boards as a director, for both private and public companies, and in both the U.S. and internationally.

Nick Veronis has extensive experience in the asset management and investment banking industries.

The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communications directly to that Board of Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board of Trustees only at management’s discretion based on the matters contained therein.

COMPENSATION

Each Independent Trustee is paid an annual retainer of $15,000, and each Independent Trustee receives an additional special meeting fee of $1,000 for his or her participation in any special meeting of the Board of Trustees or the Audit Committee. The Chairperson of the Board of Trustee, Chairperson of the Audit Committee and Chairperson of the Nominating and Governance Committee are also paid additional annual fees of $15,000, $10,000 and $5,000, respectively, each of which a fifth is allocated to the Fund. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

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The following is the total compensation(1) paid to the Trustees during the fiscal year ended March 31, 2025:

Name of Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Paid to Trustees(2)
Independent:
Mark D. Gersten	None	$60,000
Anita K. Krug	None	$45,000
Christopher Russell	None	None
Name of Interested Trustee
Nick Veronis	None	None

(1)	Each Trustee was elected to the Board on June 9, 2025. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year:

Name of Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Paid to Trustees(2)
Independent:
Mark D. Gersten	$18,000	$90,000
Anita K. Krug	$16,000	$80,000
Christopher Russell	$17,000	$85,000
Name of Interested Trustee
Nick Veronis	None	None

(2)	During the fiscal year ended March 31, 2025, the Fund Complex was comprised of the Fund, iDirect Private Markets Fund, iDirect Private Credit Fund, iDirect Multi-Strategy Fund, LLC and Morgan Stanley Private Markets and Alternatives Fund.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund and the Adviser and the Distributor (“Access Persons”).

Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

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Investment Advisory, Distribution and Licensing Agreements

iCapital Fund Advisors LLC (“Adviser”), a registered investment adviser, is owned by Institutional Capital Network, Inc. (“iCapital”). iCapital is a financial technology company that provides tech-based solutions for advisors, their high-net-worth client base, asset managers, and banks. It is assisted in this task by affiliates including a registered investment adviser, iCapital Advisors, LLC, that provides investment advisory services and investment administration to privately offered funds, and a registered broker-dealer that provides a range of broker-dealer services, including private placement of securities and distribution of the Fund’s shares. The Adviser is a Delaware limited liability company formed in 2024 that provides advisory services to the Fund, which is its only client. As of March 31, 2025, iCapital had total platform assets of $228 billion, including $35 billion in international platform assets.

The Adviser serves as investment adviser to the Fund pursuant to investment advisory agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”). The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of the Fund under the ultimate supervision of, and subject to any policies established by, the Board of Trustees. The Adviser allocates the Fund’s assets and monitors regularly each Investment Interest to determine whether its investment program is consistent with the Fund’s investment objective and whether the Investment Interest’s investment performance and other criteria are satisfactory. The Adviser may sell Investment Interests and select additional Investment Interests, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The offices of the Adviser are located at 60 East 42nd Street, New York, New York, and its telephone number is (212) 994-7400. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at Ultimus Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Board of Trustees (including a majority of the Independent Trustees) at a meeting held on June 9, 2025. The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board of Trustees; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

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In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays, out of the Fund’s assets, the Adviser a management fee (the “Management Fee”) at the annual rate of 0.35% of the Fund’s net asset value.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Board of Trustees in approving the Investment Advisory Agreement will be set forth in the Fund’s semi-annual report to Shareholders for the fiscal period ended September 30, 2025.

Distributor

iCapital Markets LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”). The principal office of the Distributor is located at 60 East 42nd Street, New York, New York 10165. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Board of Trustees, including a majority of those Trustees who are not parties to the Distribution Agreement nor interested persons of any such party.

Licensing

The Fund has entered into a licensing agreement (the “Licensing Agreement”) with each of TPG Inc. or an affiliate (collectively, “TPG”), pursuant to which TPG has granted the Fund a license to use certain trade names, trademarks and/or service marks (the “Marks”) in connection with (i) the offering, marketing and promotion of the Fund and (ii) related disclosure. The Marks remain the sole and exclusive property of TPG and, under certain circumstances, TPG may terminate the Licensing Agreement and prohibit the Fund from using the Marks.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2025:

Nick Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance - Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	2	1,083	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0

Jonathan Meltzer	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance - Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Securities Ownership of Portfolio Managers

As of March 31, 2025, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Nick Veronis	0
Jonathan Meltzer	0

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Portfolio Manager Compensation Structure

For services as a portfolio manager to the Fund, Nick Veronis and Jonathan Meltzer receive (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital and the Adviser, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period. Such amounts are payable by iCapital (or a subsidiary of iCapital) and not by the Adviser of Fund. Mr. Veronis also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates. Mr. Veronis may also receive from the privately-held entity that directly or indirectly controls the Adviser and its affiliates discretionary bonuses and other discretionary compensation in connection with his role as a senior executive of the firm.

Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Investment Interests do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Interests seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Interests in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

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Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board of Trustees would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 877-562-1686; (ii) on or through the Fund’s website at www.idirectinvestments.com without charge; and (iii) on the SEC’s website at www.sec.gov.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. As discussed above in the “Other Accounts Managed by the Portfolio Managers” section, the Adviser faces potential certain conflicts of interest when managing this Fund and Other Accounts. To address these potential conflicts, the Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Other Accounts will make purchase and sale decisions and allocate investment opportunities among Other Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Other Accounts managed by a particular portfolio management team, but in many other cases the allocations may reflect numerous other factors, including the Other Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities.

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Additionally, the other clients of the Adviser or its affiliates may, subject to applicable law, hold securities, loans or other instruments of an issuer in a different class or a different part of the capital structure than securities, loans or other instruments of such issuer held directly or indirectly by the Fund. As a result, another client may pursue or enforce rights or activities or vote on certain matters, or refrain from pursuing or enforcing rights or activities or voting on certain matters, on behalf of its own account, which could have an adverse effect on the Fund. Conversely, the Adviser may determine not to pursue or enforce rights or activities available to the Fund that might be unfavorable to such other client or may determine not to vote on certain matters, on behalf of the Fund, in a manner that might be unfavorable to such other client, including by abstaining from the relevant vote or voting in line with other similarly situated investors.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Investment Interests or portfolio companies or investment vehicles sponsored or managed by the Adviser or an Investment Manager, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Investment Interest. Such entities may compete with the Fund or the Investment Interest for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Investment Interest or a portfolio company may do so on terms that are more favorable than those of the Fund.

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Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Investment Interest in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Investment Interest. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Investment Interest or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Investment Interest or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or an Investment Interest may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or an Investment Interest and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund or the Investment Interest. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Investment Interest has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Investment Interest. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Investment Interest, including with respect to fees and the right to receive information.

The Adviser and/or its affiliates may advise funds that may invest in other funds advised by an Investment Manager, or which has other relationships with an Investment Manager.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will abide by, and comply with, its stated practices. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Interests.

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Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Interest in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Interest.

Other Matters

An Investment Manager may, from time to time, cause an Investment Interest to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

TPG

Because the Fund proposes to allocate assets to Investment Interests sponsored or managed by TPG, conflicts of interest will arise as a consequence of investment management and other financial advisory services in which TPG and its affiliates are engaged.

TPG’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act.

Subject to certain conditions and limitations, the Adviser expects TPG to provide the Adviser with certain types of information and access to Investment Interests to help enable the Adviser to invest the Fund’s assets in accordance with its strategy.

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TPG provides investment advisory services to Investment Interests in addition to those in which the Fund may invest, and their respective investment professionals also provide investment and financial services for their proprietary accounts as well. Accordingly, TPG may have financial interests that diverge from those of the Investment Interests and conflicts of interest will arise in terms of their allocation of investment opportunities as well as their professional time between such managed Investment Interests and other clients and personal accounts.

TPG is engaged in a broad spectrum of activities including sponsoring and managing private Investment Interests and other activities. Those activities will present conflicts if other Investment Interests either compete for the same investment opportunity or pursue investment mandates counter to each other.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.

The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT INTEREST (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

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Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one- year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

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For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Investment Interests that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Interests. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Investment Interests.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

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If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Interests. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of corporate-level federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year. Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund.

Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfies the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfies the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of any repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

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Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

An additional 3.8% Medicare tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.

Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

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Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

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The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder that is not an S corporation), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and, for taxable years prior to 2025, will generally not be deductible by the Shareholder. For taxable years after 2025, such affected expenses will generally be deductible, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the RIC’s taxable year.

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Fund Investments

The Fund will invest a portion of its assets in Investment Interests, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain and to make distributions to Shareholders prior to the time that any corresponding cash distributions are made to or by the Fund and certain Investment Interests (including in circumstances where investments by the Investment Interests, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In addition, in such case, the Fund may have to dispose of interests in Investment Interests that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Interests earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Investment Interest, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT INTEREST (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

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A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Investment Interests, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Investment Interests may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Investment Interests, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Investment Interests, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

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If the Fund, or possibly an Investment Interest, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Interest, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Interest, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

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Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Investment Interests and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds (directly, indirectly or by attribution) 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

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State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”), generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S., federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

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The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax-exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4% excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends, and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income derived by the Foreign Shareholder from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, exempt from such withholding tax. Furthermore, capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

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Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or are not deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.-owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules.

Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

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Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and its related SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (the “DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above) and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Investors purchasing Shares through an ERISA Plan may obtain additional information regarding the ERISA Plan from their plan sponsor.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets are not considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

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Certain prospective Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such Investment Manager. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADMINISTRATOR

The Fund has retained the Administrator, Ultimus Fund Services, LLC (“Ultimus”) whose principal business address is 80 Arkay Drive, Hauppauge, NY 11788, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things, certain administration, accounting and investor services for the Fund. The Administrator may retain third-parties, including its affiliates or those of the Adviser, to perform some or all of these services. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse the Administrator for out-of-pocket expenses.

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Under the Administration Agreement, the Fund has agreed to indemnify and hold the Administrator harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to the Fund’s refusal or failure to comply with the terms of the Administration Agreement, breach of any representation or warranty made by the Fund contained in the Administration Agreement, or which arise out of the Fund’s lack of good faith, gross negligence or willful misconduct with respect to the Fund’s performance under or in connection with the Administration Agreement.

CUSTODIAN AND TRANSFER AGENT

UMB Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

Ultimus serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. Ultimus’s principal business address is principal business address is 80 Arkay Drive, Hauppauge, NY 11788.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 30 Rockefeller Plaza, New York, NY 10012.

DISTRIBUTOR

iCapital Markets LLC acts as the distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal business address is 60 East 42nd Street, New York, New York 10165.

LEGAL COUNSEL

Dechert LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2025, no persons own of record or beneficially 5% or more of any class of Shares except for iCapital. iCapital has provided the initial investments in the Fund. For so long as iCapital has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

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REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

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FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholder and Board of Trustees of TPG Private Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TPG Private Markets Fund (the "Fund"), as of June 23, 2025, and the related statement of operations for the period from March 4, 2025 (date of inception) to June 23, 2025, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 23, 2025, and the results of its operations for the period March 4, 2025 (date of inception) to June 23, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

June 30, 2025

New York, New York

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We have served as the auditor of one or more iDirect investment companies since 2014.

39

TPG Private Markets Fund

Statement of Assets and Liabilities

June 23, 2025

Assets
Cash	$100,000
Deferred offering cost	279,409
Due from Advisor	76,102
Total assets	$455,511

Liabilities
Accrued offering costs	279,409
Accrued organizational expenses	76,102
Total liabilities	$355,511

Commitments, and Contingences (See Note 2)

Net assets	$100,000

At June 23, 2025, the components of net assets were as follows:
Paid-in Capital	$100,000

Class A
Net Assets	$45,000
Shares issued and outstanding (a)	4,500
Net asset value per share	$10.00

Class I
Net Assets	$45,000
Shares issued and outstanding (a)	4,500
Net asset value per share	$10.00

Class F
Net Assets	$10,000
Shares issued and outstanding (a)	1,000
Net asset value per share	$10.00

(a) $1.5 billion of shares of beneficial interest authorized, no par value.

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TPG Private Markets Fund

Statement of Operations

For the period from March 4, 2025 (date of inception) to June 23, 2025

Expenses
Organizational expenses	$76,102

Total Expenses	76,102

Less Expense Reimbursement from Adviser	(76,102)

Increase (decrease) in net assets resulting from operations	-

The accompanying notes are an integral part of the financial statements.

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TPG Private Markets Fund

Notes to Financial Statements

June 23, 2025

1. Organization

TPG Private Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on March 4, 2025 and did not have any operations from that date until June 23, 2025, other than those relating to organizational matters and registration of its shares under applicable securities law.

iCapital Fund Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund will engage in a continuous offering, up to a maximum of $1.5 billion of shares of beneficial interest (“Shares”), and will operate as a tender offer fund that intends to offer to repurchase Shares from shareholders of the Fund (“Shareholders”) quarterly in an amount not to exceed 5% of the Fund’s net asset value (“NAV”). The Fund is offering three separate classes of Shares, designated as Class A (“Class A Shares”), Class I (“Class I Shares”) and Class F (“Class F Shares”) on a continuous basis at NAV per Share plus any applicable sales loads. Class A Shares may be subject to a sales load of up to 3.50% of the investment amount. The Fund’s initial offering price is $10.00 per share. The Adviser initially capitalized each share class of the Fund on June 23, 2025 at $10.00 per share. The sales charge was waived in the initial funding for Class A.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) to private equity investment interests of any type (“Investment Interests”) sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”) and Angelo, Gordon & Co., L.P. and their controlled funds, general partners and management companies and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”). However, the Fund may at any time determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, TPG and to mandates and asset classes not representative of private equity. For a further discussion of the Fund’s principal investment strategies, see “Investment Program” in the Fund’s prospectus.

2. Summary of Significant Accounting Policies

Basis of Accounting and Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

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Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Cash

Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Offering and Organizational Costs

Organizational costs are charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.

As of June 23, 2025, the Fund incurred $76,102 in organizational costs and $279,409 in deferred offering costs. As of June 23, 2025, all costs incurred by the Fund in connection with its offering and organization are payable by the Adviser on behalf of the Fund. Such expenses paid by the Adviser are subject to recoupment by the Adviser for the next three years under the Expense Limitation and Reimbursement Agreement, subject to the Expense Cap (defined below), and other terms of the Expense Limitation and Reimbursement Agreement described below. The Advisor has agreed to advance organization and offering expenses on behalf of the Fund (including legal, accounting, and other expenses attributable to the Fund’s organization) through the commencement of operations.

Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its Shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Commitments, contingencies, and Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects this risk of loss due to these warranties and indemnities to be remote.

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3. Investment Adviser

Under the terms of the Fund’s investment advisory agreement between the Adviser and the Fund (the “Investment Management Agreement”), the Adviser maintains overall responsibility for the oversight and management of the Funds business and activities. The Investment Management Agreement has an initial term of two years and continues in effect from year to year if its continuation is approved annually by the Board of Trustees of the Fund (the “Board”). In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of .0291% (0.35% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”).

The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until two years from the date of the effectiveness of the Fund's registration statement on Form N-2 (the “Limitation Period”) the amount of “Specified Expenses” (as described in the Fund’s prospectus) borne by the Fund during the Limitation Period to an amount not to exceed .28% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fee and Investment Interest expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses and management fees); (ii) interest expense; (iii) other investment-related expenses of the Fund; (iv) taxes; and (v) litigation and other extraordinary expenses. “Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

The Expense Limitation and Reimbursement Agreement will remain in effect throughout the Limitation Period, unless terminated by the Fund's Board of Trustees upon thirty (30) days written notice to the Adviser. This Expense Limitation and Reimbursement Agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, the Expense Limitation and Reimbursement Agreement will terminate automatically at the end of the Limitation Period. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund by first foregoing at that time the requisite amount of its monthly investment advisory fees under the Advisory Agreement and then, if such foregone amount is insufficient, by directly reimbursing the Fund for any additional excess Specified Expenses over the Expense Cap. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower).

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As of June 23, 2025, no expenses such as organizational and offering costs, have been paid by the Adviser or the Fund. Specified expenses paid by the Adviser are subject to reimbursement for the next three years once the Fund commences operations under the Expense Limitation and Reimbursement Agreement.

Distribution

The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A Shares and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A Shares and Class I Shares at an annual rate of the aggregate net asset value of the Class A Shares and Class I Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s Shareholder accounts, not otherwise required to be provided by the Adviser.

4. Repurchase of shares.

The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholder on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Each repurchase offer will generally commence approximately 45 days prior to the date as of which the Shares to be repurchased are valued by the Fund.

5. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements or the accompanying notes.

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ANNEX A

iCAPITAL FUND ADVISORS LLC PROXY VOTING

14            CORPORATE ACTIONS AND PROXY VOTING POLICY

14.1        Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request provide information on how proxies were voted.

14.2        Corporate Action and Proxy Voting Policy

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore does not expect to vote proxies. Nevertheless, iCapital’s policy is to comply with the Proxy Rule and act solely in the best interest of the Client when exercising its voting authority. iCapital determines whether and how to vote corporate actions and proxies on a case-by-case basis and will apply the following guidelines, as applicable:

●	iCapital will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client.

●	iCapital will vote in a manner that it believes is consistent with the Client’s stated objectives.

●	iCapital will generally vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

14.3        Conflicts of Interest

iCapital will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favor of the Client. In the event that a potential conflict of interest arises, iCapital will vote on a case-by-case basis and undertake the following analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy. If such a material conflict is deemed to exist, iCapital will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, iCapital may vote the proxy.

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14.4        Voting Information and Recordkeeping

Under the Books and Records Rule, iCapital must retain:

●	its voting policies and procedures;

●	corporate action and proxy statements received;

●	records of votes cast;

●	records of its investor’s requests for voting information; and

●	any documents prepared by iCapital that were material to making a decision on how to vote.

All votes will be documented and maintained by the CCO.

14.5        Operating Procedures and Compliance Review

iCapital’s advisory services primarily include identifying underlying private equity and hedge fund managers with whom to invest the assets of its Private Access Funds or identifying sub- advisors to assist iCapital in managing the Direct Portfolio Funds, and therefore, does not expect to vote proxies. Nevertheless, should there be an occasion to vote a proxy, iCapital will vote proxies manually as it deems necessary or appropriate, on a case by case basis. Prior to voting, the CCO will decide as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The CCO will conduct a periodic review of the proxy voting records to ensure that proxies are properly voted and records are appropriately maintained.

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PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

The Fund has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Fund has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

(2)	Exhibits:

(a)(1)	Certificate of Trust (1)
(a)(2)	Initial Declaration of Trust (1)
(a)(3)	Amended and Restated Declaration of Trust (2)
(b)	By-Laws (2)
(c)	Not Applicable.
(d)	Multiple Class Plan Pursuant to Rule 18f-3 (2)
(e)	Dividend Reinvestment Plan (2)
(f)	Not Applicable.
(g)	Investment Management Agreement (2)
(h)	Distribution Agreement (2)
(i)	Not Applicable.
(j)(1)	Custody Agreement between UMB Bank, N.A. and the Registrant (2)
(k)(1)	Master Services Agreement between Ultimus Fund Solutions, LLC and the Registrant (2)
(k)(2)	Expense Limitation and Reimbursement Agreement (2)
(k)(3)	Distribution and Service Plan (2)
(l)	Opinion and Consent of Dechert LLP (3)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm (3)
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant (2)
(r)(2)	Code of Ethics of the Adviser and Distributor (2)
(s)(1)	Filing Fee Table (2)
(s)(2)	Powers of Attorney (2)

(1) Previously filed on March 18, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-285869 and 811-24064) and incorporated by reference herein.

(2) Previously filed on July 2, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-285869 and 811-24064) and incorporated by reference herein.

(3) Filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$229,650
Printing	$1,150
Accounting fees and expenses	$10,000
Legal fees and expenses	$367,566
Miscellaneous	$0
Total	$608,366

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by iCapital Fund Advisors LLC (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware in 2024. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission.

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ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of June 30, 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	1
Shares of Beneficial Interest, Class I	1
Shares of Beneficial Interest, Class F	1

ITEM 30.	INDEMNIFICATION

Reference is made to Section 5.2 of Registrant’s Declaration of Trust filed as Exhibit (2)(a)(3) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains the required accounting related and financial books and other records of the Registrant at 80 Arkay Drive, Hauppauge, NY 11788.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

2

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) not applicable;

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TPG Private Markets Fund has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 16th day of July, 2025.

TPG Private Markets Fund

/s/ Nicholas Veronis
By:	Nicholas Veronis
Title:	Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark D. Gersten*
Mark D. Gersten	Trustee	July 16, 2025

/s/ Anita K. Krug*
Anita K. Krug	Trustee	July 16, 2025

/s/ Christopher Russell*
Christopher Russell	Trustee	July 16, 2025

/s/ Nicholas Veronis
Nicholas Veronis	Trustee, Principal Executive Officer and President	July 16, 2025

/s/ Indira Mahadeo
Indira Mahadeo	Treasurer, Principal Financial Officer and Principal Accounting Officer	July 16, 2025

*By:	/s/ Nicholas Veronis
Nicholas Veronis
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

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EXHIBIT INDEX

(l)	Opinion and Consent of Dechert LLP
(n)	Consent of Independent Registered Public Accounting Firm

EX-101	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.	INS XBRL Taxonomy Instance Document
EX-101.	SCH XBRL Taxonomy Schema Document
EX-101.	DEF XBRL Taxonomy Definition Linkbase Document
EX-101.	LAB XBRL Taxonomy Label Linkbase Document
EX-101.	PRE XBRL Taxonomy Presentation Linkbase Document

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